As filed with the Securities and Exchange Commission on October 2, 2003

                                              Securities Act File No. 333-107578
                                       Investment Company Act File No. 811-04875

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 1                      [X]
                          Post-Effective Amendment No.                       [ ]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 27                             [X]

                             ----------------------


                             Royce Value Trust, Inc.
               (Exact Name of Registrant as Specified In Charter)


                             ----------------------

              1414 Avenue of the Americas, New York, New York 10019
                    (Address of Principal Executive Offices)
                                 (800) 221-4268
              (Registrant's Telephone Number, including Area Code)

                           Charles M. Royce, President
                             Royce Value Trust, Inc.
                           1414 Avenue of the Americas
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                             ----------------------

                                   Copies to:

     Frank P. Bruno, Esq.                    John E. Denneen, Esq.                 Cynthia G. Cobden, Esq.
Sidley Austin Brown & Wood LLP              Royce Value Trust, Inc.             Simpson Thacher & Bartlett LLP
      787 Seventh Avenue                  1414 Avenue of the Americas                425 Lexington Avenue
   New York, New York 10019                New York, New York 10019                New York, New York 10017

                             ----------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                             ----------------------
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
======================================================================================================================
                                                                            Proposed       Proposed
                                                                             Maximum       Maximum         Amount
                                                               Amount       Offering      Aggregate          of
                                                               Being        Price Per      Offering     Registration
          Title of Securities Being Registered             Registered (1)   Unit (1)       Price(1)        Fee(2)
----------------------------------------------------------------------------------------------------------------------
                                                              8,800,000     $25.00       $220,000,000       $17,798
   % Cumulative Preferred Stock ($.001 par value)......         shares

======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $81 was previously paid in connection with the Registrant's initial registration statement filed with the Securities and Exchange Commission (the "Commission") on August 1, 2003. $17,717 was transmitted to the Commission's designated lockbox at Mellon Bank in Pittsburgh, PA in connection with this filing.

                               -------------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE
       OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE
       REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES
      THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN
       ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL
        THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS
         THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
                          SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdictions where the offer or sale is not permitted.



                  SUBJECT TO COMPLETION, DATED OCTOBER 2, 2003

PROSPECTUS


                                8,800,000 SHARES

                             ROYCE VALUE TRUST, INC.
                          % CUMULATIVE PREFERRED STOCK
                     LIQUIDATION PREFERENCE $25.00 PER SHARE

                                -----------------

         The    % Cumulative Preferred Stock, initial liquidation preference
$25.00 per share (the "Cumulative Preferred Stock") is being offered by Royce Value Trust, Inc. (the "Fund"). The Fund is a closed-end diversified management investment company. The Fund's primary investment goal is long-term capital growth. The Fund normally invests at least 75% of its assets in the equity securities of small- and micro-cap companies. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, LLC ("Royce") is the Fund's investment adviser.

         Dividends on the Cumulative Preferred Stock offered hereby, at the
annual rate of    % of the initial liquidation preference of $25.00 per share, are cumulative from the Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on December 23, 2003.


                                                   (Continued on following page)

                                -----------------


         INVESTING IN THE CUMULATIVE PREFERRED STOCK INVOLVES RISKS. SEE "PROSPECTUS SUMMARY -- SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE 9 AND "INVESTMENT GOAL, POLICIES AND RISKS" BEGINNING ON PAGE 22.

                                -----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                -----------------


                                                                           Cumulative Preferred Stock
                                                                           --------------------------
                                                                     Per Share                      Total
                                                                     ---------                      -----
     Public Offering Price (1)....................................    $25.00                     $220,000,000

     Underwriting Discount (2)....................................    $                          $
     Proceeds to the Fund (before expenses)(3)....................    $                          $

     -------------------

      (1) Plus accumulated dividends, if any, from October    , 2003.

      (2) The Fund and Royce have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
      (3) Offering expenses payable by the Fund are estimated at $281,800.

                                -----------------


         The Underwriters are offering the Cumulative Preferred Stock subject to various conditions. It is expected that delivery of the Cumulative Preferred Stock will be made in book-entry form through the facilities of The Depository
Trust Company ("DTC") on or about October    , 2003.

                                -----------------

                          Joint Book-Running Managers

Citigroup                                                    UBS Investment Bank

                                -----------------

Merrill Lynch & Co.                                          Wachovia Securities

                                -----------------

                             Legg Mason Wood Walker
                                  Incorporated


   October    , 2003

(Continued from cover page)


         Application will be made to list the Cumulative Preferred Stock on the New York Stock Exchange (the "NYSE"). If offered, trading of the Cumulative Preferred Stock on the NYSE is expected to commence within 30 days of the date of this Prospectus. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. See "Underwriting".

         Distributions paid on the Cumulative Preferred Stock will consist of:
(i) long-term capital gains, (ii) qualified dividend income, (iii) other ordinary income and/or (iv) returns of capital. The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Under the 2003 Tax Act, the maximum individual Federal income tax rate on other ordinary income is 35%. These tax rates are scheduled to apply through 2008. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, approximately 100%, 86% and 88% of the distributions paid by the Fund would have consisted of less highly taxed long-term capital gains and qualified dividend income. It is currently expected that dividends paid on the Cumulative Preferred Stock will consist primarily of such long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than other ordinary income. See "Tax Attributes of Preferred Stock Dividends" and "Taxation". No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains and qualified dividend income.


         It is a condition to the issuance of the Cumulative Preferred Stock that it be rated Aaa by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the Fund will be required to maintain a discounted asset coverage with respect to the Cumulative Preferred Stock reflecting guidelines established by Moody's. See "Rating Agency Guidelines".


         The Cumulative Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund for cash at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared) through the date of redemption (the "Redemption Price") if the Fund fails to maintain a quarterly asset coverage of at least 200% or fails to maintain the discounted
asset coverage required by Moody's. Commencing October   , 2008 and thereafter,
the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in
part, for cash at a price equal to the Redemption Price. Prior to October   ,
2008, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock -- Redemption".


         If the Fund voluntarily terminates compliance with the Moody's guidelines, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one nationally recognized statistical rating organization that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor rating organization. See "Rating Agency Guidelines" and "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".

         This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference.


         A Statement of Additional Information dated October    , 2003 has
been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of
Additional Information appears on page     of this Prospectus. A copy of the
Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or by calling the Fund toll-free at (800) 221-4268.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".

         YOU SHOULD RELY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY.

                             ----------------------


                                TABLE OF CONTENTS                           PAGE
                                                                            ----

PROSPECTUS SUMMARY............................................................ 4
FINANCIAL HIGHLIGHTS..........................................................15
TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS...................................18
THE FUND......................................................................20
USE OF PROCEEDS...............................................................20
CAPITALIZATION................................................................21
PORTFOLIO COMPOSITION.........................................................22
INVESTMENT GOAL, POLICIES AND RISKS...........................................22
RATINGS AGENCY GUIDELINES.....................................................28
INVESTMENT ADVISORY AND OTHER SERVICES........................................29
DESCRIPTION OF CUMULATIVE PREFERRED STOCK.....................................32
DESCRIPTION OF CAPITAL STOCK..................................................40
TAXATION......................................................................42
CUSTODIAN, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR................44
UNDERWRITING..................................................................44
LEGAL MATTERS.................................................................46
EXPERTS.......................................................................46
ADDITIONAL INFORMATION........................................................46
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................47
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................47
GLOSSARY......................................................................48

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                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not otherwise defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.


THE FUND........... Royce Value Trust, Inc. (the "Fund") has been engaged in business as a closed-end diversified management investment company since its initial offering in November 1986. The Fund's primary investment goal is long-term capital growth. Royce & Associates, LLC ("Royce"), the Fund's investment adviser, normally invests at least 75% of the Fund's assets in the equity securities of small- and micro-cap companies, generally with stock market capitalizations ranging from $100 million to $2 billion, that Royce believes are trading significantly below its estimate of their current worth. The Fund may also invest up to 25% of its assets in non-convertible fixed income securities. See "Investment Goal, Policies and Risks".

THE OFFERING....... The Fund is offering 8,800,000 shares of    % Cumulative
                    Preferred Stock, par value $.001 per share, initial liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), at a purchase price of $25.00 per share.

USE OF PROCEEDS.... The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the issued and outstanding shares of 7.80% Cumulative Preferred Stock, par value $.001 per share, of the Fund (the "7.80% Preferred"), and the issued and outstanding shares of 7.30% Tax-Advantaged Cumulative Preferred Stock, par value $.001 per share, of the Fund (the "7.30% Preferred"). In order for the Fund to redeem the 7.80% Preferred and the 7.30% Preferred, the Fund must pay the 7.80% Preferred's aggregate initial liquidation preference of $60,000,000 and the 7.30% Preferred's aggregate initial liquidation preference of $100,000,000, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) on the 7.80% Preferred and the 7.30% Preferred through the applicable redemption date. Royce expects to use any proceeds remaining after the redemption of the 7.80% Preferred and the 7.30% Preferred to purchase additional

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                                        4

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                    portfolio securities in accordance with the Fund's
                    investment goal and policies. See "Use of Proceeds".

DIVIDENDS.......... Dividends on the Cumulative Preferred Stock, at the annual
                    rate of    % of the initial liquidation preference of $25.00
                    per share, are cumulative from the Date of Original Issue and are payable, when, as and if authorized by the Board of Directors and declared by the Fund, out of funds legally available therefor, quarterly on March 23, June 23, September 23, and December 23, commencing on December 23, 2003, to the holders of record on the preceding March 6, June 6, September 6 and December 6, respectively. See "Description of Cumulative Preferred Stock-- Dividends".


LONG-TERM CAPITAL
 GAINS AND QUALIFIED
 DIVIDEND INCOME .. The Jobs and  Growth Tax Relief Reconciliation Act of 2003
                    (the "2003 Tax Act") reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (such as the Fund) to its stockholders are generally passed through to such stockholders, including preferred stockholders, and taxed at the related rates. See "Tax Attributes of Preferred Stock Dividends" and "Taxation".

                    The 15% income tax rate applicable to capital gains and qualified dividend income is scheduled to expire after December 31, 2008. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gains distributions paid by the Fund generally will be taxable at the previously applicable maximum 20% rate, and distributions attributable to qualified dividend income will be taxed to the stockholder at his or her marginal Federal income tax rate (which generally will be higher than 15%).

TAX ATTRIBUTES OF
  PREFERRED STOCK
  DIVIDENDS........ The distributions paid on the Cumulative Preferred Stock will, for Federal income tax purposes, consist of varying proportions of long-term capital gains, qualified dividend income, other ordinary income (including short-term capital gain and interest income and non-qualified dividend income), and/or returns of capital. Ordinary

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                                        5

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                    income, other than qualified dividend income but including short-term capital gains, interest income and non-qualified dividend income, is referred to in this Prospectus as "Other Ordinary Income". The Fund is required to allocate long-term capital gains, qualified dividend income and/or Other Ordinary Income proportionately among holders of shares of its Common Stock and the Cumulative Preferred Stock offered hereby. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, the distributions of taxable income by the Fund would have consisted of approximately 100%, 86% and 88% long-term capital gains and qualified dividend income and approximately 0%, 14% and 12% Other Ordinary Income. Certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that Fund distributions are composed of long-term capital gains and qualified dividend income rather than more highly taxed Other Ordinary Income. See "Tax Attributes of Preferred Stock Dividends". No assurance can be given, however, as to what percentage, if any, of the distributions to be paid on the Cumulative Preferred Stock will consist of long-term capital gains and/or qualified dividend income. To the extent that such distributions do not consist of long-term capital gains and qualified dividend income, they will be paid from Other Ordinary Income taxable at higher Federal income tax rates, or will represent a return of capital.


                    Subject to statutory limitations, investors may also be entitled to offset the long-term capital gains portion of a Cumulative Preferred Stock dividend with capital losses incurred by such investors. See "Taxation".

RATING............. It is a condition to its issuance that the Cumulative
                    Preferred Stock be issued with a rating of Aaa from Moody's Investors Service, Inc. ("Moody's"). The Articles Supplementary creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Articles Supplementary") contain certain provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. Although it is the Fund's present intention to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may

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                                        6

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                    determine that it is not in the best interest of the Fund
                    to continue to comply with the Rating Agency Guidelines. If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor NRSRO. See "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".

ASSET MAINTENANCE.. The Fund will be required to maintain, as of the last
                    Business Day of March, June, September and December of each year, Asset Coverage of at least 200% with respect to the Cumulative Preferred Stock. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of June 30, 2003, the Asset Coverage would have been 415%. See "Description of Cumulative Preferred Stock -- Asset Maintenance -- Asset Coverage".


                    Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain, as of each Valuation Date, a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio Calculation have been established by Moody's in connection with the Fund's receipt from Moody's of a rating on the Cumulative Preferred Stock on the Date of Original Issue of Aaa. See "Description of Cumulative Preferred Stock -- Asset Maintenance -- Basic Maintenance Amount" and "Rating Agency Guidelines".

VOTING RIGHTS...... At all times, holders of shares of Cumulative Preferred
                    Stock and any other Preferred Stock will elect two members of the Fund's Board of Directors, and holders of shares of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred Stock and/or any other Preferred Stock in an

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                                        7

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                    amount equal to two full years' dividends, holders of
                    Cumulative Preferred Stock, voting as a separate class together with the holders of any other Preferred Stock, will have the right to elect the smallest number of directors that would constitute a majority of the directors until cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act").

                    Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See "Description of Cumulative Preferred Stock -- Voting Rights".

MANDATORY
  REDEMPTION....... The Cumulative  Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund in the event that the Fund fails to: (i) maintain the quarterly Asset Coverage, or (ii) maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount required by Moody's and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date (the "Redemption Price"). In the event that shares of Cumulative Preferred Stock are redeemed due to a failure to maintain the quarterly Asset Coverage, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock so that the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after such redemption is up to 275%. In the event that shares of Cumulative Preferred Stock are redeemed due to a failure to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock and any other Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred

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                                        8

                    Stock and any other Preferred Stock by up to 10%. See "Description of Cumulative Preferred Stock-- Redemption-- Mandatory Redemption".


OPTIONAL
  REDEMPTION....... Commencing October   , 2008 and thereafter, the Fund at its
                    option may redeem the Cumulative Preferred Stock, in
                    whole or in part, for cash at a price equal to the
                    Redemption Price. Prior to October    , 2008, the Cumulative
                    Preferred Stock will be redeemable at the option of the Fund at the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock -- Redemption -- Optional Redemption".

LIQUIDATION
  PREFERENCE....... The liquidation preference of each share of Cumulative
                    Preferred Stock is $25.00 plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared but excluding interest thereon). The initial liquidation preference is $25.00 per share. See "Description of Cumulative Preferred Stock -- Liquidation Rights".


LISTING............ Prior to this  offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the shares of Cumulative Preferred Stock on the New York Stock Exchange (the "NYSE"). However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

SPECIAL
  CONSIDERATIONS
  AND RISK FACTORS..General. The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors.

                    Liquidity. During an initial period which is not expected to exceed 30 days after the date of issuance, the Cumulative Preferred Stock will not be listed on any

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                                        9

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                    securities exchange. During such period, the Underwriters
                    intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, the Cumulative Preferred Stock may be illiquid during such period. No assurance can be provided that listing on any securities exchange or market making by the Underwriters will result in the market for Cumulative Preferred Stock being liquid at any time.


                    Credit Rating. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn by Moody's or a successor NRSRO, if any, while an investor holds shares of Cumulative Preferred Stock, either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise. The credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating by Moody's or a successor NRSRO, if any, may have an adverse effect on the liquidity and market value of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".


                    Market, Selection and Style Risk. As with any investment company that invests in common stocks, the value of the Fund's portfolio may decline. For example, if an issuer of a common stock in which the Fund invests experiences financial difficulties, defaults on its senior securities, has the credit rating on its senior securities reduced or withdrawn, or otherwise is affected by adverse market factors, the Fund's portfolio will be negatively impacted. In particular, the prices of small- and micro-cap companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore, an investment in the Fund may involve more risk of loss than funds investing in larger-cap companies or other asset classes. See "Investment Goal, Policies and Risks -- Risk Factors -- Investing in Small- and Micro-Cap Companies". In addition, different types of investment styles tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

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                                       10

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                    Declines in the value of the Fund's portfolio may reduce the asset coverage for the Cumulative Preferred Stock or the Fund's income. As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. To the extent that the Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset maintenance requirements. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption". Sufficiently sharp declines in the value of the Fund's assets could leave the Fund with insufficient assets to redeem all of the Cumulative Preferred Stock for the full redemption price.


                    Indebtedness and Other Preferred Stock. Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund and the contemporaneous payment to holders of any other outstanding Preferred Stock of dividends, upon redemption or in liquidation. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of June 30, 2003, the Fund would have had no outstanding indebtedness and no Preferred Stock ranking on parity with the Cumulative Preferred Stock offered hereby as to dividends and payment upon liquidation. See "Investment Goal, Policies and Risks -- Borrowing Money and Issuing Senior Securities". The Fund may issue additional Preferred Stock under the circumstances set forth under "Description of Cumulative Preferred Stock -- Limitations on Issuance of Additional Preferred Stock".

                    Leverage and Borrowing. The Fund is authorized to borrow money. So long as the Cumulative Preferred Stock is rated by Moody's, however, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

                    Restrictions on Dividends and Other Distributions. The Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not meet the asset coverage requirements set forth in the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until such asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends". Such a limitation on distributions could jeopardize the Fund's ability to meet the above-referenced distribution requirements. Although the Fund presently intends, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred Stock to maintain its qualification as a regulated investment company, no assurance can be given that such actions can be effected in time to meet the above-referenced distribution requirements.

                    Redemption. As set forth above, the Cumulative Preferred Stock is subject to both mandatory and optional redemption under specified circumstances at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date. Upon redemption, stockholders may not be able to reinvest the proceeds received from the redemption in an investment providing the same or a better rate than that of the Cumulative Preferred Stock.


                    Certain Corporate Governance Provisions. Certain provisions of the Fund's Charter and Bylaws may have the effect of maintaining the continuity of management and may make it more difficult for the Fund's stockholders to change the majority of the Board of Directors. See "Description of Capital Stock -- Certain Corporate Governance Provisions".


FEDERAL INCOME TAX
  CONSIDERATIONS... As set forth above, the Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Limitations on distributions if the Fund failed to satisfy the Asset Coverage or Portfolio Calculation requirements could jeopardize the Fund's
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

                    ability to meet tax-related distribution requirements. The Fund presently intends, however, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred Stock if necessary in order to maintain compliance with such distribution requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.


INVESTMENT
  ADVISER.......... Royce has served as the investment adviser to the Fund since its inception. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of June 30, 2003, Royce managed approximately $10.7 billion in assets for the Fund and other client accounts.

                    Charles M. Royce, Royce's President and Chief Investment Officer, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Senior Portfolio Manager, Managing Director and Vice President, Boniface A. Zaino, Senior Portfolio Manager and Managing Director, and Charles
                    R. Dreifus, Senior Portfolio Manager and Principal, and by Jack E. Fockler, Jr., Managing Director and Vice President. See "Investment Advisory and Other Services-- Portfolio Management" herein and "Directors and Officers" in the Statement of Additional Information.

                    As compensation for its services under the Investment Advisory Agreement, Royce receives a fee at a rate ranging from 0.5% up to 1.5% per annum of the Fund's average net assets for the applicable performance period, depending upon the investment performance of the Fund relative to the investment record of the Standard & Poor's SmallCap 600 Index (the "S&P 600"), determined by comparisons made over rolling periods of 60 months. However, Royce will not receive any fee for any month when the Fund's investment performance, rounded to the nearest whole point, is negative on an absolute basis for the 36-month period then ended. For a more detailed description of the methods by which the advisory fee is determined, see "Investment Advisory and Other Services -- Advisory Fee".
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------


                    Royce has volunteered to waive the portion of its investment advisory fee attributable to the liquidation preference of the 7.80% Preferred, the 7.30% Preferred and the Cumulative Preferred Stock (net of the liquidation preference of the 7.80% Preferred and the 7.30% Preferred) for any month when the Fund's net asset value average annual total return since the initial issuance of the 7.80% Preferred, the 7.30% Preferred or the Cumulative Preferred Stock fails to exceed the blended dividend rate on those assets.

CUSTODIAN,
  DIVIDEND-PAYING
  AGENT, TRANSFER
  AGENT AND
  REGISTRAR........ State Street Bank and Trust Company, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A. acts as transfer agent, dividend-paying agent and registrar for the Fund's shares and as agent to provide notice of redemption and certain voting rights for the Cumulative Preferred Stock. See "Custodian, Dividend-Paying Agent, Transfer Agent and Registrar".

--------------------------------------------------------------------------------
                                       14

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single share of the Fund's Common Stock. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund's Common Stock (assuming reinvestment of all dividends and distributions). The information for the six months ended June 30, 2003 has not been audited and is included in the Statement of Additional Information, which is available upon request. The information for each of the five years in the period ended December 31, 2002 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

                               Six months
                                 ended
                                June 30,                                     Years ended December 31,
                                  2003    ------------------------------------------------------------------------------
                              (unaudited)    2002      2001      2000      1999      1998      1997      1996     1995
                              -----------   ------    ------    ------    ------    ------    ------    ------   ------


NET ASSET VALUE, BEGINNING
OF PERIOD..................      $13.22    $17.31    $16.56    $15.77    $15.72    $16.91    $14.32    $13.56   $12.34
INVESTMENT OPERATIONS(a):
   Net investment income
   (loss)..................       (0.02)    (0.02)     0.05      0.18      0.26      0.17      0.21      0.26     0.04
   Net realized and
   unrealized gain (loss)
   on investments..........        1.97     (2.25)     2.58      2.58      1.65      0.67      3.85      1.92     2.70
                              ------------------------------------------------------------------------------------------
    Total investment
    operations.............        1.95     (2.27)     2.63      2.76      1.91      0.84      4.06      2.18     2.74
                              ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
STOCKHOLDERS:
   Net investment income...         -       (0.01)    (0.01)    (0.03)    (0.04)    (0.03)    (0.03)    (0.01)     -
   Net realized gain
   on investments..........         -       (0.28)    (0.30)    (0.30)    (0.32)    (0.26)    (0.15)    (0.06)     -
   Quarterly distributions*       (0.13)      -         -         -         -         -         -         -        -
                              ------------------------------------------------------------------------------------------
    Total distributions to
    Preferred
    Stockholders...........       (0.13)    (0.29)    (0.31)    (0.33)    (0.36)    (0.29)    (0.18)    (0.07)    -
                              ------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT
OPERATIONS.................        1.82     (2.56)     2.32      2.43      1.55      0.55      3.88      2.11     2.74

DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
   Net investment income...        -        (0.07)    (0.05)    (0.13)    (0.15)    (0.16)    (0.19)    (0.15)   (0.03)
   Net realized gain on
   investments.............        -        (1.44)    (1.44)    (1.35)    (1.22)    (1.38)    (1.02)    (1.00)   (1.26)
   Quarterly distributions*       (0.65)      -         -         -         -         -         -         -        -
                              ------------------------------------------------------------------------------------------
    Total distributions to
    Common Stockholders....       (0.65)    (1.51)    (1.49)    (1.48)    (1.37)    (1.54)    (1.21)    (1.15)   (1.29)
                              ------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment
   of distributions by
   Common Stockholders.....       (0.00)    (0.02)    (0.08)    (0.16)    (0.13)    (0.09)    (0.08)    (0.11)   (0.11)
   Effect of Common Stock
   Rights offering or
   Preferred Stock offering       (0.07)      -        -          -        -        (0.11)      -       (0.09)   (0.12)
                              ------------------------------------------------------------------------------------------
    Total capital stock
    transactions...........       (0.07)    (0.02)    (0.08)    (0.16)    (0.13)    (0.20)    (0.08)    (0.20)   (0.23)
                              ==========================================================================================
NET ASSET VALUE, END OF
PERIOD(a)                        $14.32    $13.22    $17.31    $16.56    $15.77    $15.72    $16.91    $14.32   $13.56
                              ==========================================================================================
MARKET VALUE, END OF PERIOD      $14.94    $13.25    $15.72   $14.438   $13.063    $13.75   $15.063   $12.625  $11.875
                              ==========================================================================================
TOTAL RETURN(b):
Market Value...............        18.4%***  (6.9)%    20.0%     22.7%      5.7%      1.5%     28.8%     16.3%    19.5%
Net Asset Value(a).........        13.8%*** (15.6)%    15.2%     16.6%     11.7%      3.3%     27.5%     15.5%    21.1%
RATIOS BASED ON AVERAGE
NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (c, d)......        1.47%**   1.72%     1.61%     1.43%     1.39%     1.31%     1.12%     1.28%    2.01%
   Management fee expense..        1.30%**   1.56%     1.45%     1.25%     1.18%     1.10%     0.39%     0.39%    0.97%
   Interest expense........         -         -         -         -         -         -        0.45%     0.64%    0.75%
   Other operating expenses        0.17%**   0.16%     0.16%     0.18%     0.21%     0.21%     0.28%     0.25%    0.29%
Net investment income (loss)      (0.30)%** (0.09)%    0.35%     1.18%     1.47%     1.11%     1.53%     1.27%    0.34%
SUPPLEMENTAL DATA:
Net Assets Applicable to
Common Stockholders; End of
Period (in thousands)......    $699,221  $560,776  $689,141  $623,262  $552,928  $516,963  $494,231  $381,837 $338,970
Liquidation Value of
Preferred Stock;
End of Period (in
thousands).................    $160,000  $160,000  $160,000  $160,000  $160,000  $160,000   $60,000   $60,000       -
Portfolio Turnover Rate....          12%       35%       30%       36%       41%       43%       29%       34%      32%
Average Commission Rate
Paid (e)...................       .0447     .0473     .0515     .0590     .0610     .0632     .0605     .0574
PREFERRED STOCK:
Total shares outstanding...   6,400,000 6,400,000 6,400,000 6,400,000 6,400,000 6,400,000 2,400,000 2,400,000       -
Asset coverage per share...     $134.25   $112.62   $132.68   $122.38   $111.40   $105.78   $165.51   $120.15       -
Liquidation preference per
share......................      $25.00    $25.00    $25.00    $25.00    $25.00    $25.00    $25.00    $25.00       -
Average market value per share:
   7.80% Cumulative
   Preferred Stock (f).....      $26.09    $26.37    $25.70    $23.44    $24.98    $25.91    $25.70    $25.20       -
   7.30% Tax-Advantaged
   Cumulative Preferred
   Stock(f)................      $25.60    $25.82    $25.37    $22.35    $24.24    $25.43      -         -          -

NOTES:
Total amount outstanding
(in thousands).............        -         -         -         -         -        -       $27,801   $40,000  $40,000
Asset coverage per note....        -         -         -         -         -        -     $2,090.89 $1,201.51  $943.93
Average market value per
note (f)...................        -         -         -         -         -        -       $107.69   $100.68   $96.92






                              Years ended December 31,
                              ------------------------
                                   1994   1993
                                  ------  ------
NET ASSET VALUE, BEGINNING
OF PERIOD..................      $13.47   $12.50
INVESTMENT OPERATIONS(a):
   Net investment income
   (loss)..................        0.04     0.09
   Net realized and
   unrealized gain (loss) on
   investments.............        0.09     2.12
                              -------------------
    Total investment
    operations.............        0.13     2.21
                              -------------------
DISTRIBUTIONS TO PREFERRED
STOCKHOLDERS:
   Net investment income...         -        -
   Net realized gain (loss)
   on investments..........         -        -
   Quarterly distributions*         -        -
                              -------------------
    Total distributions to
    Preferred
    Stockholders...........         -        -
                              -------------------
NET INCREASE (DECREASE) IN
NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT
OPERATIONS.................        0.13     2.21

DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
   Net investment income...       (0.01)   (0.09)
   Net realized gain on
   investments.............       (1.04)   (1.06)
   Quarterly distributions*         -        -
                              -------------------
    Total distributions to
    Common Stockholders....       (1.05)   (1.15)
                              -------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment
   of distributions by
   Common Stockholders.....       (0.07)+   (0.01)
   Effect of Common Stock
   Rights offering or
   Preferred Stock offering       (0.14)   (0.08)
                              -------------------
    Total capital stock
    transactions...........       (0.21)   (0.09)
                              ===================
NET ASSET VALUE, END OF
PERIOD(a)                        $12.34   $13.47
                              ===================
MARKET VALUE, END OF PERIOD      $11.00  $12.875
                              ===================
TOTAL RETURN(b):
Market Value...............        (6.7)%   14.9%
Net Asset Value(a).........         0.1%    17.3%
RATIOS BASED ON AVERAGE
NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (c, d)......        2.01%    1.33%
   Management fee expense..        1.21%    1.09%
   Interest expense........        0.46%     -
   Other operating expenses        0.34%    0.24%
Net investment income (loss)       0.31%    0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to
Common Stockholders; End of
Period (in thousands)......    $269,032 $246,558
Liquidation Value of
Preferred Stock;
End of Period (in
thousands).................          -        -
Portfolio Turnover Rate....          35%      33%
Average Commission Rate
Paid (e)...................
PREFERRED STOCK:
Total shares outstanding...          -        -
Asset coverage per share...          -        -
Liquidation preference per
share......................          -        -
Average market value per share
   7.80% Cumulative
   Preferred Stock (f).....          -        -
   7.30% Tax-Advantaged
   Cumulative Preferred
   Stock(f)................          -        -

NOTES:
Total amount outstanding
(in thousands).............     $40,000       -
Asset coverage per note....     $768.67       -
Average market value per
note (f)...................      $95.62       -



---------------------------
(a) Commencing June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 at December 31, 1997, $0.17 at December 31, 1996 and $0.09 at
       December 31, 1995.
(b) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value. Net Asset Value and Market Value Total Return, assuming a continuous stockholder who fully participated in the primary rights offerings, were 14.22% and 18.90%, 22.42% and 19.55%, 0.94% and -6.53%, and 17.82% and 14.60%,
       for the six months ended June 30, 2003 and the years ended December 31, 1995, 1994, and 1993, respectively. These returns include the positive impact to a stockholder from participation in the primary subscription of these rights offerings resulting from the purchase of shares in each such offering at a discount to the market price and net asset value of the Fund.
(c) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.38%, 1.30%, 1.12%, 1.06%, 1.06%,
       0.99%, 1.20%, 2.01%, 2.01% and 1.33% for the six months ended June 30,
       2003 and the years ended December 31, 2002, 2001, 2000, 1999, 1998, 1997,
       1996, 1995, 1994, and 1993, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by Royce would have been 1.67%, 1.82%, 1.65%, 1.51%, 1.48%, 1.34%, 1.14%, 1.31%, 2.04% and 2.02% for the six
       months ended June 30, 2003 and the years ended December 31, 2002, 2001, 2000, 1999, 1998, 1997, 1996, 1995 and 1994, respectively.
(e) For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
(f)    The average of month-end market values during the period.

*      To be allocated to net investment income and capital gains at year-end.
**     Annualized.
***    Not annualized.
+      Includes distributions paid January 31, 1994 and December 30, 1994.

                   TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its long-term capital gains, qualified dividend income, and Other Ordinary Income. The Fund is a regulated investment company ("RIC"), and a RIC's distributions generally retain their character as long-term capital gains, qualified dividend income, or Other Ordinary Income when received by its preferred and common stockholders. Thus, distributions paid by the Fund to holders of the Cumulative Preferred Stock will, for Federal income tax purposes, consist of varying proportions of long-term capital gains, qualified dividend income, described below, Other Ordinary Income, and/or returns of capital.


         The 2003 Tax Act reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Qualified dividend income consists of dividends paid by domestic corporations and certain foreign corporations. Under the 2003 Tax Act, the maximum individual Federal income tax rate on Other Ordinary Income is 35%. These tax rates are scheduled to apply through 2008. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, the distributions of taxable income by the Fund would have consisted of approximately 100%, 86% and 88% long-term capital gains and qualified dividend income and approximately 0%, 14% and 12% Other Ordinary Income. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than Other Ordinary Income.

         Although the Fund is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, its primary investment goal is long-term capital growth. Accordingly, certain individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, also realize a tax advantage on their investment to the extent that Fund distributions continue to consist primarily of long-term capital gains and qualified dividend income rather than more highly taxed Other Ordinary Income. The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation".


ASSUMPTIONS

         The following table shows examples of the pure Other Ordinary Income equivalent yield that would be generated by the indicated dividend rate on the Cumulative Preferred Stock, assuming distributions consisting of three different proportions of long-term capital gains, qualified dividend income and Other Ordinary Income for an individual investor in the 35% Federal marginal income tax bracket. In reading these tables, prospective investors should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in varying proportions of long-term capital gains, qualified dividend income, Other Ordinary Income and/or return of capital in the year's distribution and (ii) the timing of the realization of gains and losses during the Fund's taxable year.

         THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE FUND'S FUTURE DISTRIBUTIONS.

  PERCENTAGE OF CUMULATIVE PREFERRED STOCK                          A CUMULATIVE PREFERRED STOCK
        ANNUAL DIVIDEND COMPOSED OF                                    ANNUAL DIVIDEND RATE OF
-------------------------------------------------------  ----------------------------------------------------

                                                           5.50%               5.75%                6.00%
LONG-TERM CAPITAL GAINS AND
QUALIFIED DIVIDEND INCOME**     OTHER ORDINARY INCOME     IS EQUIVALENT TO AN OTHER ORDINARY INCOME YIELD OF
----------------------------- -------------------------  ----------------------------------------------------
        90%                           10%                  7.02%               7.34%                7.66%
        75%                           25%                  6.77%               7.08%                7.38%
        50%                           50%                  6.35%               6.63%                6.92%


         Assuming that long-term capital gains and qualified dividend income comprise 90% of a stated Cumulative Preferred Stock dividend and that Other Ordinary Income comprises the remaining 10% of that Cumulative Preferred Stock dividend, the following table shows the pure Other Ordinary Income equivalent yields that would be generated at the stated dividend rate for taxpayers in the indicated tax brackets.


                                                                           A CUMULATIVE PREFERRED STOCK
                                                                             ANNUAL DIVIDEND RATE OF
                                                             --------------------------------------------------------

                                                                    5.50%             5.75%              6.00%


         2003 FEDERAL MARGINAL INCOME TAX BRACKET*              IS EQUIVALENT TO AN OTHER ORDINARY INCOME YIELD OF
---------------------------------------------------------    --------------------------------------------------------

35.0%...................................................           7.02%              7.34%               7.66%
33.0%...................................................           6.83%              7.14%               7.45%
28.0%...................................................           6.39%              6.68%               6.98%
25.0%**.................................................           6.16%              6.44%               6.72%


--------------

* Annual taxable income levels corresponding to the 2003 Federal marginal tax brackets are as follows: 35.0% -- over $311,950 for both single and joint returns; 33.0% -- $143,501 - $311,950 for single returns, $174,701 - $311,950 for joint returns; 28.0% -- $68,801 - $143,500 for single returns, $114,651 -
$174,700 for joint returns; and 25.0% -- $28,401 - $68,800 for single returns, $56,801 - $114,650 for joint returns. An investor's Federal marginal income tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

**     Assumes that such individuals are taxed at a 15% rate on long-term capital gains and qualified dividend income received from the Fund.

                                    THE FUND


         The Fund is a closed-end diversified management investment company, incorporated under the laws of the State of Maryland on July 1, 1986 and registered under the 1940 Act. The Fund commenced operations in November 1986. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of June 30, 2003, the Fund would have had 48,820,755 shares of Common Stock issued and outstanding, with an aggregate net asset value of $692,009,396, and 8,800,000 shares of Cumulative Preferred Stock issued and outstanding, with an aggregate initial liquidation preference of $220,000,000. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.

         The Fund's primary investment goal is long-term capital growth. Royce normally invests at least 75% of the Fund's assets in the equity securities of small- and micro-cap companies, generally with stock market capitalizations ranging from $100 million to $2 billion, that Royce believes are trading significantly below its estimate of their current worth. The Fund may also invest up to 25% of its assets in non-convertible fixed income securities. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund's investment goal will be realized. See "Investment Goal, Policies and Risks".


                                 USE OF PROCEEDS


         The net proceeds from the offering of the Cumulative Preferred Stock are estimated at $212,788,200, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the 7.80% Preferred and the 7.30% Preferred. In order for the Fund to redeem the 7.80% Preferred and the 7.30% Preferred, the Fund must pay the 7.80% Preferred's aggregate initial liquidation preference of $60,000,000 and the 7.30% Preferred's aggregate initial liquidation preference of $100,000,000, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) on the 7.80% Preferred and the 7.30% Preferred through the applicable redemption date. Royce expects to invest any proceeds remaining after the redemption of the 7.80% Preferred and the 7.30% Preferred in accordance with the Fund's investment goal and policies within approximately six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending any such investment, the proceeds will be held in high quality short-term debt securities and instruments and money market mutual funds. Any delay by Royce in investing such remaining proceeds may hinder the Fund's ability to achieve its investment goal.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of June 30, 2003, and as adjusted to give effect to the issuance of the Cumulative Preferred Stock and the redemption of the 7.80% Preferred and the 7.30% Preferred.

                                                                                    OUTSTANDING       AS ADJUSTED
                                                                                    -----------       -----------

     Preferred stock, $.001 par value per share, authorized 50,000,000 shares of which the following series have been classified and designated:
         7.80% Cumulative Preferred Stock, authorized 10,000,000 shares,
              issued and outstanding 2,400,000 shares...........................      $ 60,000,000      $    -
         7.30% Tax-Advantaged Cumulative Preferred Stock, authorized
              10,000,000 shares, issued and outstanding 4,000,000 shares........       100,000,000           -
              % Cumulative Preferred Stock, as adjusted, authorized
              8,800,000 shares, issued and outstanding 8,800,000 shares.........            -            220,000,000
                                                                                    --------------    --------------
                                                                                      $160,000,000      $220,000,000
                                                                                    ==============    ==============
     Common stock, $.001 par value per share:
         Authorized 150,000,000 shares, issued and outstanding
              48,820,755 shares..........................................             $     48,821      $     48,821
         Additional paid-in capital......................................              566,557,501       559,345,701(1)
         Accumulated net investment loss.................................                 (895,291)         (895,291)
         Accumulated net realized gain on investments....................               15,009,715        15,009,715
         Net unrealized appreciation on investments......................              154,131,809       154,131,809
         Quarterly and accrued distributions.............................               (35,631,359)      (35,631,359)
                                                                                    --------------    --------------
         Net assets applicable to outstanding common stock...............             $699,221,196      $692,009,396
                                                                                    ==============    ==============

-------------
(1)   After deducting underwriting discounts and estimated costs of this offering of $7,211,800.


                              PORTFOLIO COMPOSITION

         The following tables set forth certain information with respect to the Fund's investment portfolio as of June 30, 2003.


                                                                                         VALUE          PERCENTAGE
                                                                                     -------------    -------------
Common stocks...................................................................     $ 783,631,546         91.1%
Preferred stocks................................................................           533,868          0.1%
Corporate bonds.................................................................         1,403,780          0.2%
U.S. Treasury obligations.......................................................        27,649,425          3.2%
Repurchase agreement............................................................        46,399,000          5.4%
                                                                                     -------------    -------------
       Total investments........................................................     $ 859,617,619        100.0%
                                                                                     =============    =============

SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO

Technology......................................................................      $173,613,750          20.2%
Industrial Products.............................................................       115,236,150          13.4%
Industrial Services.............................................................       115,056,767          13.4%
Financial Intermediaries........................................................        80,390,768           9.3%
Health..........................................................................        70,104,985           8.1%
Consumer Products...............................................................        60,162,248           7.0%
Natural Resources...............................................................        56,991,877           6.6%
Financial Services..............................................................        53,549,518           6.2%
Consumer Services...............................................................        44,174,133           5.1%
Miscellaneous...................................................................        14,181,950           1.7%
Utilities.......................................................................           169,400           0.1%
                                                                                     -------------    -------------
       Total common stocks......................................................      $783,631,546          91.1%
                                                                                     =============    =============

OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS
Number of issuers...............................................................                                  452
Median market capitalization....................................................                         $821 million



                       INVESTMENT GOAL, POLICIES AND RISKS

INVESTMENT GOAL


         The Fund's primary investment goal and one of its fundamental policies is long-term capital growth. Royce normally invests at least 75% of the Fund's assets in the equity securities of small- and micro-cap companies, with stock market capitalizations ranging from $100 million to $2 billion. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock. See "--Changes in Investment Goal and Policies" below. There are market risks inherent in any investment, and no assurance can be given that the Fund's primary investment goal will be achieved. Although the Fund may seek current income by investing in dividend-paying equity securities of small- and micro-cap companies, this is not the Fund's primary investment goal.


INVESTMENT POLICIES

         Royce uses a value method in managing the Fund's assets. In selecting securities for the Fund, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition.

         Royce invests in securities of companies that are trading significantly below its estimate of the company's "current worth" in an attempt to reduce the risk of overpaying for such companies. Royce's value approach strives to reduce some of the other risks of investing in small- and micro-cap companies (for the Fund's portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. While no assurance can be given that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce's approach to security selection seeks to reduce downside risk to the Fund's portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

         Foreign Investments. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign investments involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates, less government regulation of foreign securities markets and the possibility of imposition of exchange controls, nationalization or expropriation of assets and more difficulty obtaining information on the foreign companies.


         Fixed Income Securities. The Fund may invest up to 25% of its assets in direct obligations of the Government of the United States or its agencies and/or in non-convertible preferred stocks and non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.


         Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody's or D in the case of Standard & Poor's) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this Prospectus, interest rates are near historical lows which makes it more likely that they will increase in the future which could, in turn, result in a decline in the market value of the fixed income securities held by the Fund.


      Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.


         Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. However, under the Rating Agency Guidelines, the Fund may not lend portfolio securities in excess of 15% of its total assets. The Rating Agency Guidelines may in the future be amended to permit the Fund to lend a greater percentage of its total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund's custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.


         The current view of the staff of the Securities and Exchange Commission (the "Commission") is that a fund may engage in such loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.


         Temporary Investments. The assets of the Fund are normally invested in the equity securities of small- and micro-cap companies. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.


         Repurchase agreements are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

CHANGES IN INVESTMENT GOAL AND POLICIES

         The Fund's primary investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund's outstanding shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, and a majority of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under "Investment Restrictions" in the Statement of Additional Information, the Fund does not consider its other policies, such as seeking current income, to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

         The Fund's investment policies are subject to certain restrictions. See "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS - INVESTING IN SMALL- AND MICRO-CAP COMPANIES

         Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; it refers to the segment with market capitalizations less than $400 million as micro-cap.

         The securities of small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other accounts managed by Royce or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small- and micro-cap companies generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

         The micro-cap segment consists of more than 5,900 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Fund's assets invested in micro-cap stocks by holding proportionately smaller positions in more companies.

         The upper tier of the small-cap universe of securities consists of approximately 1,500 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap companies because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

RISK FACTORS - LIQUIDITY RISK

         During an initial period which is not expected to exceed 30 days after the date of issuance, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, the Cumulative Preferred Stock may be illiquid during such period. No assurance can be provided that listing on any securities exchange or market making by the Underwriters will result in the market for Cumulative Preferred Stock being liquid at any time.

RISK FACTORS - CREDIT RATING RISK


         The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn by Moody's or a successor NRSRO, if any, while an investor holds shares of Cumulative Preferred Stock, either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise. The credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating by Moody's or a successor NRSRO, if any, may have an adverse effect on the liquidity and market value of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".


RISK FACTORS - LEVERAGE AND BORROWING

         The Fund is authorized to borrow money. So long as the Cumulative Preferred Stock is rated by Moody's, however, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.


RISK FACTORS - RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not meet the asset coverage requirements set forth in the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until such asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends". Such a limitation on distributions could jeopardize the Fund's ability to meet the above-referenced distribution requirements. Although the Fund presently intends, to the extent possible, to purchase or redeem

Cumulative Preferred Stock and/or any other Preferred Stock to maintain its qualification as a regulated investment company, no assurance can be given that such actions can be effected in time to meet the above-referenced distribution requirements. See "Taxation" in this Prospectus and the Statement of Additional Information.


RISK FACTORS - REDEMPTION

         The Cumulative Preferred Stock is subject to both mandatory and optional redemption under specified circumstances at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date. Upon redemption, stockholders may not be able to reinvest the proceeds received from the redemption in an investment providing the same or a better rate than that of the Cumulative Preferred Stock. For a description of the circumstances in which shares of Cumulative Preferred Stock may be redeemed, see "Description of Cumulative Preferred Stock -- Redemption" in this Prospectus.

BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act and the Fund's fundamental investment policies and restrictions (see "Investment Restrictions" in the Statement of Additional Information) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities (as defined by the 1940 Act) representing other forms of indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments and other distributions, Preferred Stock dividend payments and other distributions (if indebtedness is incurred), stock repurchases and maintenance of asset coverage and giving senior securityholders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Fund's Common Stock. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.


         The Cumulative Preferred Stock offered hereby is a senior security, as defined by the 1940 Act, of the Fund, which means, among other things, it is senior in priority to the Fund's Common Stock; however, it will rank junior to any future indebtedness of the Fund. See "Description of Cumulative Preferred Stock". Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.

         Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of June 30, 2003, the Fund would have had 48,820,755 shares of Common Stock issued and outstanding, with an aggregate net asset value of $692,009,396, and 8,800,000 shares of Cumulative Preferred Stock, par value $.001 per share, with an aggregate initial liquidation preference of $220,000,000, issued and outstanding, and no outstanding indebtedness. Accordingly, assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of such date, the Fund could have, under its investment policies and restrictions, issued and sold senior securities representing indebtedness of up to approximately $456 million or additional shares of Preferred Stock having an aggregate involuntary liquidation preference of up to approximately $472 million or various combinations of lesser amounts of both securities representing indebtedness and Preferred Stock.



                            RATINGS AGENCY GUIDELINES

         Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.


         Moody's has established guidelines in connection with the Fund's receipt from Moody's of a rating of Aaa for the Cumulative Preferred Stock on the Date of Original Issue. Moody's, an NRSRO, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines".


         The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption". The Rating Agency Guidelines also: (i) exclude certain types of securities in which the Fund may invest from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, (ii) prohibit the Fund's acquisition of futures contracts or options on futures contracts, (iii) prohibit reverse repurchase agreements, (iv) limit the writing of options on portfolio securities and (v) limit the lending of portfolio securities to 15% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment goal. For a further discussion of the Rating Agency Guidelines, see "Description of Cumulative Preferred Stock".

         The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. The terms of the Cumulative Preferred Stock provide that the interpretation or applicability of any or all of the Rating Agency Guidelines may from time to time be modified by the Board of Directors of the Fund in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Cumulative Preferred Stock; provided, however, that the Board of Directors receives written confirmation from Moody's that any such modification would not impair the then current rating assigned to the Cumulative Preferred Stock by Moody's. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one NRSRO that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor NRSRO. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

         As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.


                     INVESTMENT ADVISORY AND OTHER SERVICES


         Royce & Associates, LLC (which term as used in this Prospectus includes its corporate predecessor) ("Royce"), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Royce became investment adviser of the Fund in November 1986, when the Fund commenced operations. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of June 30, 2003, Royce managed approximately $10.7 billion in assets for the Fund and other client accounts. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.


         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2003, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $215.4 billion.

         Under the Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), and Maryland law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT


         Royce is responsible for the management of the Fund's assets. Royce has been investing in small-cap companies with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm's President and Chief Investment Officer during this period. He is also the primary portfolio manager of the Fund.


         Royce's investment staff also includes three other Senior Portfolio
Managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Portfolio Manager at Royce since 2000, and prior thereto was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Managing Director (since June 1995) and General Partner (from 1983 until June 1995) of Lazard Freres & Co. LLC. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.

INVESTMENT ADVISORY AGREEMENT

         Under the Investment Advisory Agreement between the Fund and Royce dated October 1, 2001 (the "Investment Advisory Agreement"), Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; and pays all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

         The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated Directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

ADVISORY FEE


         As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a fee comprised of a Basic Fee (the "Basic Fee") at the rate of 1% per annum of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600. A rolling period of 60 months ending with the most recent calendar month is utilized for measuring performance and average net assets, as described below.

         The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month is 1/12 of 0.5%. Accordingly, for each month the maximum monthly fee rate as adjusted for performance will be 1/12 of 1.5% and will be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance will be 1/12 of 0.5% and will be payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.


         Because the Basic Fee is a function of the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of the outstanding Cumulative Preferred Stock and for any other Preferred Stock that may be issued and sold by the Fund.

         The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.


    DIFFERENCE BETWEEN PERFORMANCE                       ADJUSTMENT TO 1%
OF FUND AND % CHANGE IN S&P 600 RECORD                      BASIC FEE                            FEES AS ADJUSTED
--------------------------------------                   ----------------                        -----------------

              +12 or more                                    +0.50%                                   1.50%
              +11                                            +0.45%                                   1.45%
              +10                                            +0.40%                                   1.40%
              +9                                             +0.35%                                   1.35%
              +8                                             +0.30%                                   1.30%
              +7                                             +0.25%                                   1.25%
              +6                                             +0.20%                                   1.20%
              +5                                             +0.15%                                   1.15%
              +4                                             +0.10%                                   1.10%
              +3                                             +0.05%                                   1.05%
              +/-2                                            0.00%                                   1.00%
              -3                                             -0.05%                                   0.95%
              -4                                             -0.10%                                   0.90%
              -5                                             -0.15%                                   0.85%
              -6                                             -0.20%                                   0.80%
              -7                                             -0.25%                                   0.75%
              -8                                             -0.30%                                   0.70%
              -9                                             -0.35%                                   0.65%
              -10                                            -0.40%                                   0.60%
              -11                                            -0.45%                                   0.55%
              -12 or less                                    -0.50%                                   0.50%

         In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600, all dividends and other distributions during the performance period are treated as having been reinvested at net asset value on the record date, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).


         Notwithstanding the foregoing, Royce will not be entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

         Royce has volunteered to waive the portion of its investment advisory fee attributable to the liquidation preference of the 7.80% Preferred, the 7.30% Preferred and the Cumulative Preferred Stock (net of the liquidation preference of the 7.80% Preferred and the 7.30% Preferred) for any month when the Fund's net asset value average annual total return since the initial issuance of the 7.80% Preferred, the 7.30% Preferred or the Cumulative Preferred Stock fails to exceed the blended dividend rate on those assets.

         Because Royce's fee is partially based on the average net assets of the Fund (including assets obtained from the sale of the Cumulative Preferred Stock and other Preferred Stock), Royce has generally benefited from the Fund's issuance of Preferred Stock.

CODE OF ETHICS

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and Royce. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Fund. See "Code of Ethics and Related Matters" in the Statement of Additional Information.

                    DESCRIPTION OF CUMULATIVE PREFERRED STOCK

         The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Charter, including the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement, and the Bylaws. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL


         The Cumulative Preferred Stock offered hereby is a senior security, as defined by the 1940 Act, of the Fund, which means, among other things, it is senior in priority to the Fund's Common Stock; however, it will rank junior to any future indebtedness of the Fund. Under the terms of the Cumulative Preferred Stock, the Fund is initially authorized to issue up to 8,800,000 shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. The Board of Directors reserves the right to issue additional shares of Cumulative

Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Charter and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no appraisal, preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be returned to the status of authorized but unissued shares of Preferred Stock, without designation as to series. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.


DIVIDENDS


         Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Fund out of funds legally available therefor, cumulative cash dividends at
the annual rate of    % per share (computed on the basis of a 360-day year
consisting of twelve 30-day months) of the initial liquidation preference of $25.00 per share, payable quarterly on March 23, June 23, September 23 and December 23 (each, a "Dividend Payment Date"), commencing on December 23, 2003 (or, if any such day is not a Business Day, then on the next succeeding Business
Day), to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6 (or, if any such day is not a Business Day, then on the next succeeding Business Day), respectively.


         Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

         No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or payment upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation), unless, in each case, (i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see "-- Asset Maintenance" and "-- Redemption" below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and
(iii) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Charter.

         If the Fund fails to pay dividends for two years or more, holders of the Cumulative Preferred Stock will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights will be their exclusive remedy for any such failure.

ASSET MAINTENANCE

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Cumulative Preferred Stock. These requirements are summarized below.


         Asset Coverage. For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will be required to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined by the 1940 Act) of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption -- Mandatory Redemption" below.

         Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.80% Preferred and the 7.30% Preferred as of June 30, 2003, the Asset Coverage immediately following such issuance and sale of the Cumulative Preferred Stock and such redemption of the 7.80% Preferred and the 7.30% Preferred (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares) would have been computed as follows:

              Value of Fund assets less
   liabilities not constituting senior securities      $912,009,396
--------------------------------------------------  =  ------------  =  415%
  Senior securities representing indebtedness plus     $220,000,000
         aggregate liquidation preference of
           the Cumulative Preferred Stock

         Basic Maintenance Amount. For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will be required to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under "Rating Agency Guidelines", having an aggregate discounted value (a "Portfolio Calculation") at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preferences of the Cumulative Preferred Stock and any other Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption -- Mandatory Redemption" below.

         Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

         The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.


         On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report ("Basic Maintenance Report"). Within ten Business Days after delivery of such report relating to the last Quarterly Valuation Date of the Fund's fiscal year, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such a Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


REDEMPTION


         Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Fund to which it may be a party or by which it may be bound) in the event that:


                  (i) the Fund fails to maintain the quarterly Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

                  (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

         The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the "asset coverage" (as defined in the 1940 Act) of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 275%. In the event that shares of Cumulative Preferred Stock and/or any other Preferred Stock are redeemed due to the occurrence of
(ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption by up to 10%.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, pro rata from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

         If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock or any other Preferred Stock may be made.


         Optional Redemption. Prior to October , 2008, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Board of Directors of the Fund, to maintain the Fund's status as a RIC under the Code. Commencing
October , 2008 and thereafter, the Fund may at its option redeem shares of Cumulative Preferred Stock at any time in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Fund to which it may be a party or by which it may be bound.

         Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock to be redeemed not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state: (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Charter under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS


         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.


         Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of Cumulative Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

         In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends, or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors will automatically increase by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate and the number of directors constituting the Board of Directors will automatically decrease accordingly.

         So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. Under Maryland law, the terms of stock may be made dependent on facts ascertainable outside of the charter of a corporation, including an action or determination of the board of directors. Accordingly, the interpretation or applicability of any or all of the Rating Agency Guidelines may from time to time be modified by the Board of Directors in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Cumulative Preferred Stock; provided, however, that the Board of Directors receives written confirmation from Moody's that any such modification would not impair the then current rating assigned to the Cumulative Preferred Stock by Moody's. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See "-- Termination of Rating Agency Guidelines" below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's primary investment goal or changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See "Description of Capital Stock -- Certain Corporate Governance Provisions".

TERMINATION OF RATING AGENCY GUIDELINES

         The terms of the Cumulative Preferred Stock provide that if the Board of Directors of the Fund determines that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, (iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the NYSE or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock must have received a rating from at least one NRSRO that is at least comparable to the then current rating from Moody's.

         If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether. However, the Fund will then be required to comply with the guidelines established by the successor NRSRO. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK


         So long as any shares of Cumulative Preferred Stock are outstanding, the Charter provides that the Fund may issue and sell up to 41,200,000 additional shares of one or more other series of Preferred Stock (assuming redemption of the 7.80% Preferred and the 7.30% Preferred as discussed under "Use of Proceeds"), provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other

Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

BOARD'S ABILITY TO MODIFY ARTICLES SUPPLEMENTARY


         The terms of the Cumulative Preferred Stock provide that, to the extent permitted by law, the Board of Directors may modify or interpret the terms of the Cumulative Preferred Stock to resolve any inconsistency or ambiguity or remedy any formal defect so long as such modification or interpretation does not materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund or adversely affect the then current rating on the Cumulative Preferred Stock by Moody's or any successor NRSRO.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

         The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. Redemption of the Cumulative Preferred Stock is subject to the terms of the Articles Supplementary. The Fund may, however, repurchase shares of the Cumulative Preferred Stock and/or any other Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and Maryland law.


BOOK-ENTRY


         Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. The Cumulative Preferred Stock will be held in book-entry only form. Shares of Cumulative Preferred Stock will not be delivered in certificated form to individual purchasers thereof. The laws of some jurisdictions require that certain purchasers of Cumulative Preferred Stock take physical delivery of such securities in certificated form. Such limits and laws may impair the ability to transfer beneficial interests in shares of Cumulative Preferred Stock. See "Book-Entry System" in the Statement of Additional Information for more information about DTC and its procedures.


                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

         The Fund is authorized to issue 150,000,000 shares of Common Stock, par value $.001 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. Under Maryland law and the rules of the NYSE, the Fund generally is required to hold annual meetings of its stockholders.

PREFERRED STOCK


         Under the Charter, the Fund's Board of Directors has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including Preferred Stock, and to cause the Fund to issue such shares. The Fund's Board of Directors currently has authority to cause the Fund to issue and sell up to 50,000,000 shares of Preferred Stock, par value $.001 per share, including shares that may be convertible into shares of the Fund's Common Stock. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 8,800,000 shares of Preferred Stock as the Cumulative Preferred Stock, all of which are being offered hereby. See "Description of Cumulative Preferred Stock". The Board of Directors previously classified and designated 10,000,000 shares of Preferred Stock as 7.80% Preferred, 2,400,000 of which are issued and outstanding, and 10,000,000 shares of Preferred Stock as 7.30% Preferred, 4,000,000 of which are issued and outstanding. The terms of the 7.80% Preferred and the 7.30% Preferred are substantially similar to the terms of the Cumulative Preferred Stock.

         The Fund will use a substantial portion of the net proceeds from the issuance and sale of the Cumulative Preferred Stock to redeem the 7.80% Preferred and the 7.30% Preferred. So long as any shares of Cumulative Preferred Stock are outstanding, the Charter provides that the Fund may issue and sell up to 41,200,000 additional shares of one or more other series of Preferred
Stock (assuming redemption of the 7.80% Preferred and the 7.30% Preferred as discussed under "Use of Proceeds").


                            ------------------------

         The following table shows as of June 30, 2003 the number of shares of:
(i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund.

                                                                                                  AMOUNT OUTSTANDING
                                                                                                    (EXCLUSIVE OF
                                                                           AMOUNT HELD BY FUND   AMOUNT HELD BY FUND
TITLE OF CLASS                                        AMOUNT AUTHORIZED    FOR ITS OWN ACCOUNT   FOR ITS OWN ACCOUNT)
--------------                                        -----------------    -------------------   --------------------

Common Stock.....................................          150,000,000              0                   48,820,755

Preferred Stock..................................           50,000,000              0                    6,400,000
     7.80% Preferred Stock.......................           10,000,000              0                    2,400,000
     7.30% Preferred Stock.......................           10,000,000              0                    4,000,000


CERTAIN CORPORATE GOVERNANCE PROVISIONS


         The six Fund Directors who are elected by the holders of Common Stock and Preferred Stock voting together are divided into three classes, each serving a staggered term of three years and until a successor is elected and qualifies. The two Directors elected only by the holders of Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take a number of years for stockholders to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the six classified positions may be filled by the remaining Directors for the balance of the term of the class and until a successor is elected and qualifies.


         The Fund's Bylaws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The Bylaws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year's annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the Bylaws. The Bylaws contain similar advance notice provisions with respect to special meetings of stockholders.

         Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of Preferred Stock to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

         These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's stockholders to change the majority of Directors.

                                    TAXATION

         The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income ("ICTI") (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

         Under the 2003 Tax Act, Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of individual shareholders. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. These tax rates are scheduled to apply through 2008. Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any long-term capital gains, qualified dividend income and Other Ordinary Income.


         If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock --

Dividends". Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fundmay, and in certain circumstances will be required to, partially redeem shares of its Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.


         The Internal Revenue Service (the "IRS") currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (e.g., capital gains, qualified dividend income and Other Ordinary Income). Accordingly, the Fund intends to designate dividends paid to holders of Cumulative Preferred Stock as comprised of capital gains, qualified dividend income and/or Other Ordinary Income, as applicable, in proportion to the Cumulative Preferred Stock's share of total dividends paid during the year.

         If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         In the opinion of Sidley Austin Brown & Wood LLP, the shares of Cumulative Preferred Stock will be treated as stock of the Fund for Federal income tax purposes and distributions with respect to such shares (other than distributions in redemption of the Cumulative Preferred Stock under section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for Federal income tax purposes. Nevertheless, the IRS might take a contrary position, asserting, for example, that the shares of Cumulative Preferred Stock constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If this position were upheld, however, the discussion of the treatment of distributions herein, and in the Statement of Additional Information, would not apply. Instead, distributions by the Fund to holders of shares of Cumulative Preferred Stock would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such event, the designations of particular types of income, such as capital gains and qualified dividend income, would not be effective.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax unless a lower treaty rate applies.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders generally will not be entitled to claim a credit or deduction with respect to such taxes paid by the Fund.

         By law, unless you qualify for an exemption from backup withholding (for instance, if you are a corporation), your dividends and redemption proceeds will be subject to a backupwithholding tax (currently 28%) if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

         This section summarizes some of the consequences under Federal tax law of an investment in Cumulative Preferred Stock of the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of purchasing and holding Cumulative Preferred Stock in the Fund under all applicable tax laws. For additional tax discussion, see "Taxation" in the Statement of Additional Information.


CUSTODIAN, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR


         State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A., PO Box 43011, Providence, RI 02940-3011, acts as transfer agent, dividend-paying agent and registrar for the Fund's shares and as agent to provide notice of redemption and certain voting rights for the Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8200, Boston, Massachusetts 02266-8200 (Tel. No. (800) 426-5523).


                                  UNDERWRITING


         Citigroup Global Markets Inc. and UBS Securities LLC are acting as Underwriters in this offering. Subject to the terms and conditions stated in the
Fund's underwriting agreement dated October    , 2003 (the "Underwriting
Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter.


                                                        NUMBER OF SHARES OF
UNDERWRITER                                          CUMULATIVE PREFERRED STOCK
-----------                                          --------------------------

Citigroup Global Markets Inc......................
UBS Securities LLC................................

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..........................
Wachovia Capital Markets, LLC.....................
Legg Mason Wood Walker, Incorporated..............

                                                           -------------
         Total....................................            8,800,000
                                                           =============


         The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Cumulative Preferred Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Cumulative Preferred Stock if they purchase any such shares.

         The Underwriters propose to offer some of the Cumulative Preferred Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Cumulative Preferred Stock to dealers at
the public offering price less a concession not to exceed $          per share
of Cumulative Preferred Stock. The sales load or underwriting discount the Fund
will pay of $          per share of Cumulative Preferred Stock is equal to
    % of the initial offering price. The Underwriters may allow, and such
dealers may reallow, a concession not to exceed $       per share on sales to
certain other dealers. After the initial public offering, the Underwriters may change the public offering price and other selling terms. Investors must pay
for any Cumulative Preferred Stock purchased on or before October   , 2003.

         In the Underwriting Agreement, the Fund and Royce have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").


         The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Citigroup Global Markets Inc. and UBS Securities LLC acted as financial advisers to Royce in connection with its acquisition by Legg Mason on October 1, 2001. Royce and Legg Mason Wood Walker, Incorporated, one of the Underwriters in this offering, are affiliates because they are under the common control of Legg Mason. In addition, certain of the Underwriters have in the past and may in the future act as financial advisers to Royce or have other investment banking relationships with Royce.


         Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

         In connection with the offering, the Underwriters may purchase and sell shares of Cumulative Preferred Stock in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The Underwriters may also impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Cumulative Preferred Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

         The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.

                                  LEGAL MATTERS


         Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Venable LLP, Baltimore, Maryland. Certain legal matters will be passed on by Sidley Austin Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett LLP, counsel to the Underwriters. Sidley Austin Brown & Wood LLP and Simpson Thacher & Bartlett LLP will each rely as to matters of Maryland law on the opinion of Venable LLP.



                                     EXPERTS


         Tait, Weller & Baker, independent auditors, are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus and under the caption "Financial Statements" included in the Statement of Additional Information have been audited by Tait, Weller & Baker for the periods indicated in its report with respect thereto which is included in the Statement of Additional Information. Such financial statements and information is included in this Prospectus and in the Statement of Additional Information in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. Tait, Weller & Baker has an office at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Fund.



                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and the 1940 Act and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site at http://www.sec.gov. containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.




         This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" in the Statement of Additional Information and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


         A Statement of Additional Information dated October    , 2003 has
been filed with the Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or by calling the Fund toll-free at (800) 221-4268. The Table of Contents of the Statement of Additional Information is as follows:


                                                                            PAGE
                                                                            ----


Risk Factors and Special Considerations......................................2
Investment Restrictions......................................................6
Taxation.....................................................................7
Principal Stockholders......................................................13
Directors and Officers......................................................14
Code of Ethics and Related Matters..........................................20
Investment Advisory and Other Services......................................21
Brokerage Allocation and Other Practices....................................22
Proxy Voting Policies and Procedures........................................23
Net Asset Value.............................................................24
Book-Entry System...........................................................24
Financial Statements........................................................25


         No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Royce or the Underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                    GLOSSARY

         "Articles Supplementary" means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.

         "Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%, or such higher percentage as may be required under the 1940 Act, with respect to all outstanding senior securities (as defined by the 1940 Act) of the Fund which are stock, including all outstanding shares of Cumulative Preferred Stock.

         "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation
Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or, without duplication, any of (i)(B) through (i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

         "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

         "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

         "Cumulative Preferred Stock" means the    % Cumulative Preferred
Stock, par value $.001 per share, of the Fund.

         "Date of Original Issue" means the date on which shares of Cumulative Preferred Stock are originally issued.

         "Deposit Securities" means cash, Short-Term Money Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

         "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof, or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.


         "Dividend Payment Date" means each March 23, June 23, September 23, and December 23.


         "Fitch" means Fitch Ratings or its successor.

         "Fund" means Royce Value Trust, Inc., a Maryland corporation.

         "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

         "Liquidation Preference" means $25.00 per share of Cumulative Preferred Stock plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon).

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows:

                  (i) Preferred securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to whether such asset pays cumulative or non-cumulative dividends, in accordance with the table set forth below.

Rating Category (1)                   Cumulative               Non-Cumulative
Aaa                                      150%                       165%
Aa                                       155%                       171%
A                                        160%                       176%
Baa                                      165%                       182%
Ba                                       196%                       216%
B                                        216%                       238%
Below B and Unrated                      250%                       275%


--------------------------
(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a non-convertible preferred security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth opposite "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

The Moody's Discount Factor applied to non-convertible preferred securities that are Rule 144A Securities will equal the sum of the Moody's Discount Factor which would apply if such securities were registered under the Securities Act plus 20%.

                  (ii) Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

               Terms To Maturity of                                   Rating Category                       Below B
             Corporate Debt Security                --------------------------------------------------        and
             -----------------------                  Aaa      Aa        A       Baa      Ba        B      Unrated(1)
                                                      ---      ---      ---      ---      --       ---     ----------
1 year or less.................................       109%     112%     115%      118%   137%      150%      250%
2 years or less (but longer than 1 year) ......       115      118      122       125    146       160       250%
3 years or less (but longer than 2 years) .....       120      123      127       131    153       168       250%
4 years or less (but longer than 3 years) .....       126      129      133       138    161       176       250%
5 years or less (but longer than 4 years) .....       132      135      139       144    168       185       250%
7 years or less (but longer than 5 years) .....       139      143      147       152    179       197       250%
10 years or less (but longer than 7 years) ....       145      150      155       160    189       208       250%
15 years or less (but longer than 10 years) ...       150      155      160       165    196       216       250%
20 years or less (but longer than 15 years) ...       150      155      160       165    196       228       250%
30 years or less (but longer than 20 years) ...       150      155      160       165    196       229       250%
Greater than 30 years .........................       165      173      181       189    205       240       250%

------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                  (iii) U.S. Government Obligations and U.S. Treasury Strips:

                                                             U.S. Government Obligations      U.S. Treasury Strips
               Remaining Term To Maturity                          Discount Factor               Discount Factor
-------------------------------------------------------   --------------------------------   -------------------------
1 year or less........................................                     107%                         107%
2 years or less (but longer than 1 year)..............                     113                          115
3 years or less (but longer than 2 years).............                     118                          121
4 years or less (but longer than 3 years).............                     123                          128
5 years or less (but longer than 4 years).............                     128                          135
7 years or less (but longer than 5 years).............                     135                          147
10 years or less (but longer than 7 years)............                     141                          163
15 years or less (but longer than 10 years)...........                     146                          191
20 years or less (but longer than 15 years)...........                     154                          218
30 years or less (but longer than 20 years)...........                     154                          244

                  (iv) Short term instruments and cash: The Moody's Discount Factor applied to short term portfolio securities, including without limitation short term corporate debt securities, Short Term Money Market Instruments and short term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (D) 148%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable greater than the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. A Moody's Discount Factor of 100% will also apply to money market funds rated by a NRSRO that comply with Rule 2a-7 under the 1940 Act.


                  (v) Rule 144A Securities: Except as set forth in clause (i) above with respect to non-convertible preferred securities, the Moody's Discount Factor applied to Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply if the securities were registered under the Securities Act.

                  (vi) Convertible securities (including convertible preferred securities):

                                                                   Rating Category
                              ----------------------------------------------------------------------------------------
                                                                                                      Below B and
Industry Category                  Aaa        Aa          A        Baa         Ba          B          Unrated(1)
-------------------------          ---        --          -        ---         --          -          ----------
Utility                            162%      167%       172%       188%       195%       199%            300%
Industrial                         256%      261%       266%       282%       290%       293%            300%
Financial                          233%      238%       243%       259%       265%       270%            300%
Transportation                     250%      265%       275%       285%       290%       295%            300%


------------
(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

                  (vii) U.S. Common Stock and Common Stock of foreign issuers for which ADRs are traded.

Utility.................................................................  170%
Industrial..............................................................  264%
Financial...............................................................  241%
Other...................................................................  300%

                  (viii) The Moody's Discount Factor applied to Common Stock of foreign issuers (in existence for at least five years) for which no ADRs are traded will be 400%.


The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth above will be the percentage provided in writing by Moody's.


For purposes of this definition, ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.



         "Moody's Eligible Assets" means:


                  (i) Cash (including interest and dividends due on assets rated
                  (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long term debt rating of at least Baa3 or the equivalent from S&P or Fitch or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent from S&P or Fitch.

                  (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or if not rated by Moody's, rated at least A-1+/AA or SP-1+/AA by S&P or the equivalent by Fitch, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 by Moody's or the equivalent by S&P or Fitch, or (C) in all other cases, the supporting entity (1) is rated A2 by Moody's or the equivalent by S&P or Fitch and the security matures within one month, (2) is rated A1 by Moody's or the equivalent by S&P or Fitch and the security matures within three months or (3) is rated at least Aa3 by Moody's or the equivalent by S&P or Fitch and the security matures within six months. In addition, money market funds that comply with Rule 2a-7 under the 1940 Act are Moody's Eligible Assets;


                  (iii) U.S. Government Obligations and U.S. Treasury Strips;

                  (iv) Rule 144A Securities;


                  (v) Corporate debt securities, except as noted below, if
                  (A)(1) such securities are rated B3 or higher by Moody's or the equivalent by S&P or Fitch; (2) for securities, which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by S&P or Fitch; or (3) for debt securities rated Ba1 and below by Moody's or the equivalent by S&P or Fitch, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; and (C) such securities have been registered under the Securities Act or are restricted as to resale under Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act, except that such securities that are not subject to U.S. Federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded.


                  In order to merit consideration as Moody's Eligible Asset, debt securities are issued by entities which have not filed for bankruptcy within the past three years, are current on all principal and interest in their fixed income obligations, are current on all preferred security dividends and possess a current, unqualified auditor's report without qualified, explanatory language.


                  Corporate debt securities not rated at least B3 by Moody's or the equivalent by S&P or Fitch or not rated by Moody's, S&P or Fitch shall be considered to be

                  Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all Moody's Eligible Assets.

                  (vi) Preferred securities if (A) such preferred securities pay cumulative or non-cumulative dividends, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (C) the issuer or the parent company of the issuer of such a preferred security has common stock listed on either the New York Stock Exchange, the American Stock Exchange or Nasdaq or is a U.S. Government Agency, (D) the issuer or the parent company of the issuer of such a preferred security has a senior debt rating or a preferred security rating from Moody's of Baa3 or higher or the equivalent from S&P or Fitch and (E) such preferred security has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 from Moody's or the equivalent from S&P or Fitch (if the issuer of such preferred security or the parent company of the issuer has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred security without such a dividend history would also be eligible). In addition, the preferred securities must have the diversification requirements set forth in the table below and the preferred securities issue must be greater than $50 million.


Diversification Table:
----------------------

The table below establishes maximum limits for inclusion as Moody's Eligible Assets (other than common stock as set forth below) prior to applying Moody's Discount Factors to Moody's Eligible Assets.


                                 Minimum               Maximum              Maximum          Maximum Single
                               Issue Size              Single           Single Industry         Industry
Ratings(1)                  ($ in Million)(2)       Issuer (3)(4)     Non-Utility (4)(5)     Utility(4)(5)
----------                  -----------------       -------------     ------------------     -------------
Aaa..................             $100                  100%                 100%                 100%
Aa...................              100                   20                   60                   30
A....................              100                   10                   40                   25
Baa..................              100                    6                   20                   20
Ba...................               50(6)                 4                   12                   12
B1-B2................               50(6)                 3                    8                    8
B3 or below..........               50(6)                 2                    5                    5

------------
(1) Refers to the preferred security and senior debt rating of the portfolio holding.
(2) Except for preferred security, which has a minimum issue size of $50 million.
(3) Companies subject to common ownership of 25% or more are considered as one issuer.
(4) Percentages represent a portion of the aggregate market value of the Fund's total assets.
(5) Industries are determined according to Moody's Industry Classifications, as defined herein.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.


                  (vii) Common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Fund; provided, however, that common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's or the equivalent by S&P or Fitch, (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are (i) sponsored ADR programs or (ii) Level II or Level III ADRs, and
                  (C) which are securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia (and in existence for at least five years), for which no ADRs are traded;


Common Stock Diversification Table:
-----------------------------------

                          Maximum Single      Maximum Single      Maximum Single
    Industry Category     Issuer (%)(1)       Industry (%)(1)     State (%)(1)
    -----------------     -------------       ---------------     -------------

    Utility                     4                   50                   7(2)
    Industrial                  4                   45                   7
    Financial                   5                   40                   6
    Other                       6                   20                  N/A
    ------------
    (1)Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.
    (2)Utility companies operating in more than one state should be diversified according to the state of incorporation.


                  (viii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.


                  When the Fund sells a portfolio security and agrees to repurchase it at a future date, the Discounted Value of such security will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such security will count as a liability for purposes of calculating the Basic Maintenance Amount. When the Fund purchases a security and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long term debt of such other party is rated at least A2 by Moody's or the equivalent by S&P or Fitch and such agreement has a term of 30 days or less; otherwise the Discounted Value of such security will constitute a Moody's Eligible Asset. For the purpose of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(D) under the definition of Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with the engagement in hedging transactions, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such assets as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by Royce, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.


For purposes of this definition, ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

         "Moody's Exposure Period" means the sum of (i) that number of calendar days from the last Valuation Date on which the Portfolio Calculation was at least equal to the Basic Maintenance Amount to the Valuation Date on which the Portfolio Calculation was not at least equal to the Basic Maintenance Amount,
(ii) that number of calendar days following a Valuation Date that the Fund has under the terms of the Cumulative Preferred Stock to cure any failure to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, and (iii) the maximum number of calendar days the Fund has to effect a redemption under the terms of the Cumulative Preferred Stock.


         "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Cumulative Preferred Stock):

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
         Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, Televisions, Tape Machines, Speakers, Printers, Drivers, Technology

         Finance:  Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery:  Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares, and Durable Consumer Products:
         Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance:  Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

         Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, Television, Cable Broadcasting Equipment

         Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         Personal Transportation:  Air, Bus, Rail, Car Rental

         Utilities:  Electric, Water, Hydro Power, Gas

         Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Fund's independent accountants and Moody's, to the extent the Fund considers necessary.

         "Nasdaq" means the Nasdaq Stock Market, Inc.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Redemption" means written notice by the Fund to holders of Cumulative Preferred Stock in compliance with the provisions of the Articles Supplementary of the Fund's intention to redeem shares of Cumulative Preferred Stock.

         "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities Exchange Act or any successor provisions.

         "Other Ordinary Income" means ordinary income other than qualified dividend income but including short-term capital gains, interest income and non-qualified dividend income.

         "Paying Agent" means Equiserve Trust Company, N.A. and its successors or any other paying agent appointed by the Fund.

         "Portfolio Calculation" means the aggregate Discounted Value of all Moody's Eligible Assets.

         "Preferred Stock" means the issued and outstanding shares of preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.


         "Quarterly Valuation Date" means the last Valuation Date of March, June, September and December, commencing December 26, 2003.


         "Redemption Price" means $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared).

         "Rule 144A Securities" means securities that are restricted as to resale under U.S. Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act or successor provisions.

         "7.80% Preferred" means, so long as any shares of such series are issued and outstanding, the 7.80% Cumulative Preferred Stock, par value $.001 per share, of the Fund.

         "7.30% Preferred" means, so long as any shares of such series are issued and outstanding, the 7.30% Tax-Advantaged Cumulative Preferred Stock, par value $.001 per share, of the Fund.

         "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) Commercial paper rated P-1 by Moody's, F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or less, or P-1 by Moody's and either F1 by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

                  (ii) Demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) Overnight funds;

                  (iv) U.S. Government Obligations; and

                  (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

         "S&P" means Standard & Poor's or its successor.

         "2003 Tax Act" means the Jobs and Growth Tax Relief Reconciliation Act of 2003, Public Law 108-27.

         "U.S. Government Agency" means any agency, sponsored enterprise or instrumentality of the United States of America.

         "U.S. Government Obligations" means direct obligations of the United States or U.S. Government Agencies that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills and U.S. Treasury Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

         "U.S. Treasury Strips" means securities based on direct obligations of the United States Treasury created through the Separate Trading of Registered Interest and Principal of Securities program.

         "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================



                                  $220,000,000


                             ROYCE VALUE TRUST, INC.


                                8,800,000 SHARES


                          % CUMULATIVE PREFERRED STOCK


                               -------------------

                                   PROSPECTUS



                               October    , 2003



                               -------------------


                                   Citigroup
                              UBS Investment Bank
                              Merrill Lynch & Co.
                              Wachovia Securities
                             Legg Mason Wood Walker
                                  Incorporated


                               -------------------

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED OCTOBER 2, 2003


                       STATEMENT OF ADDITIONAL INFORMATION


                                8,800,000 SHARES

                             ROYCE VALUE TRUST, INC.

                           % CUMULATIVE PREFERRED STOCK
                     LIQUIDATION PREFERENCE $25.00 PER SHARE


         The    % Cumulative Preferred Stock, initial liquidation preference
$25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Value Trust, Inc. (the "Fund") will be senior securities of the Fund. The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the issued and outstanding shares of 7.80% Cumulative Preferred Stock, par value $.001 per share, of the Fund, and the issued and outstanding shares of 7.30% Tax-Advantaged Cumulative Preferred Stock, par value $.001 per share, of the Fund. Royce & Associates, LLC ("Royce"), the Fund's investment adviser, expects to use any proceeds remaining after the redemption of the 7.80% Preferred and the 7.30% Preferred to purchase additional portfolio securities in accordance with the Fund's investment goal and policies.

         The Fund is a closed-end diversified management investment company. The Fund's primary investment goal is long-term capital growth, which it seeks by normally investing at least 75% of its assets in equity securities of small- and micro-cap companies. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311.

         This Statement of Additional Information is not a prospectus, but
should be read in conjunction with the Fund's Prospectus (dated October   ,
2003). Please retain this document for future reference. To obtain an additional copy of the Prospectus, the Fund's Annual Report to Stockholders for the year ended December 31, 2002, or the Fund's Semi-Annual Report to Stockholders for the six months ended June 30, 2003 please call Investor Information at 1-800-221-4268. Defined terms used in this Statement of Additional Information have the meanings given to them in the Prospectus.


                                TABLE OF CONTENTS
                                                                            PAGE

Risk Factors and Special Considerations....................................... 2
Investment Restrictions....................................................... 6
Taxation...................................................................... 7
Principal Stockholders....................................................... 13
Directors and Officers....................................................... 14
Code of Ethics and Related Matters........................................... 20
Investment Advisory and Other Services....................................... 21
Brokerage Allocation and Other Practices..................................... 22
Proxy Voting Policies and Procedures......................................... 23
Net Asset Value.............................................................. 24
Book-Entry System............................................................ 24
Financial Statements......................................................... 25


Date: October   , 2003

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

FUND'S RIGHTS AS STOCKHOLDER

         The Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Directors determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no assurance can be given that litigation against the Fund will not be undertaken or liabilities incurred.

         The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Directors determine this to be in the best interests of the Fund's stockholders.

HIGH-YIELD AND INVESTMENT GRADE DEBT SECURITIES


         The Fund may invest up to 5% of its assets in high-yield, non-convertible debt securities. They may be rated from Ba to Ca by Moody's or from BB to D by S&P or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.


         The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a high-yield debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Directors. Judgment may play a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund's ability to dispose of high-yield debt securities.

         Since the risk of default is higher for high-yield debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of high-yield debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         The Fund may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

         The Fund may also invest in higher rated investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's or AAA by S&P (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's or AA by S&P (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa or AAA), securities rated A by Moody's or A by S&P (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's or BBB by S&P (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

FOREIGN INVESTMENTS


         The Fund may invest up to 10% of its assets in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the Commission under Section 12(b) or (g) of the Securities Exchange Act are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information publicly available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Foreign markets may also give less protection to investors such as the Fund.

         Although changes in foreign currency rates may adversely affect the Fund's foreign investments, Royce does not expect to purchase or sell foreign currencies for the Fund to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases for the Fund. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

         Exchange control regulations in such foreign markets may also adversely affect the Fund's foreign investments, and the Fund's ability to make certain distributions necessary to maintain its eligibility as a regulated investment company and avoid the imposition of income and excise taxes may, to that extent, be limited.

         The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         The Fund may purchase the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

         Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of stockholder meetings and voting instructions and to provide stockholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

REPURCHASE AGREEMENTS

         In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

         The Fund may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies having a value at least equal to the amount loaned. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

WARRANTS, RIGHTS AND OPTIONS


         The Fund may invest up to 5% of its assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.


         The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss to the Fund. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.


         Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

INVESTMENT IN OTHER INVESTMENT COMPANIES

       The Fund may invest in other investment companies whose investment goals and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any one investment company. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).


                             INVESTMENT RESTRICTIONS

       The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated in the Prospectus under "Investment Goal, Policies and Risks -- Changes in Investment Goal and Policies". The Fund may not:

       1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

       2. Purchase on margin or write call options on its portfolio securities.

       3.       Sell securities short.

       4. Underwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.

       5.       Invest more than 25% of its total assets in any one industry.

       6. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly-traded.

       7.       Purchase or sell commodities or commodity contracts.

       8. Make loans, except for (a) purchases of portions of issues of publicly distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities,
       (b) repurchase agreements with any bank that is the custodian of its assets covering U.S. Treasury and agency obligations and having a term of not more than one week, and (c) except that the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned).

       9. Invest in companies for the purpose of exercising control of management.

       10. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts.

       11. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the

       Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

       12. Invest more than 5% of its total assets in warrants, rights or options.

       If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.


       In addition to issuing and selling senior securities as set forth in No. 1 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and
(ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the terms of the Cumulative Preferred Stock and the 1940 Act, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 300% for senior securities of the Fund representing indebtedness.


       Although there are no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.


                                    TAXATION

       The Fund has elected to be treated as a RIC, and has qualified and intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income ("ICTI") (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

       The Code requires RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus 100% of undistributed amounts from previous years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         In the opinion of Sidley Austin Brown & Wood LLP, the shares of Cumulative Preferred Stock will be treated as stock of the Fund for Federal income tax purposes and distributions with respect to such shares (other than distributions in redemption of the Cumulative Preferred Stock under section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for Federal income tax purposes.

Nevertheless, the IRS might take a contrary position, asserting, for example, that the shares of Cumulative Preferred Stock constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If this position were upheld, however, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of Cumulative Preferred Stock would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such event, the designations of particular types of income, such as capital gains and qualified dividend income, as discussed below, would not be effective.


         Dividends paid by the Fund from its ICTI (such dividends are referred to in this section as "ordinary income dividends") are taxable to stockholders as ordinary income (some of which may represent qualified dividend income, taxable at a reduced rate, as discussed below) to the extent of the Fund's earnings and profits. Earnings and profits are treated as first being used to pay distributions on the Cumulative Preferred Stock and any other Preferred Stock, and only the earnings and profits remaining after the distribution preference of the Fund's Preferred Stock has been satisfied are treated as being used to pay distributions on the Fund's Common Stock. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund (such distributions are referred to in this section as "capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


         The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gains, with the result that each stockholder will (i) be required to report his pro rata share of such gains on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gains and (iii) increase the tax basis for his shares by an amount equal to the deemed distributions less the tax credit.

         Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon the sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares.

         Under the 2003 Tax Act, Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of individual stockholders, provided holding period and other requirements are satisfied. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. The 15% income tax rate applicable to capital gains and qualified dividend income is scheduled to expire after December 31, 2008. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gain dividends paid by the Fund generally will be taxable at the previously applicable maximum 20% rate and distributions attributable to qualified dividend income will be taxed to the stockholder at his or her marginal Federal income tax rate (which generally will be higher than 15%).

         A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction ("DRD") allowed to corporations under the Code, if certain requirements are met. For these purposes, the Fund will allocate any dividends eligible and any other Preferred Stock for the DRD between the holders of Common Stock, Cumulative Preferred Stock and any other Preferred Stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of Cumulative Preferred stock (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the "debt-financed portfolio stock" rules of section 246A of the Code with respect to an investment in the Fund and (d) is otherwise entitled to the DRD can claim a deduction equal to 70% of the dividends received on the Cumulative Preferred Stock which are designated by the Fund as qualifying for the DRD.

         The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains and qualified dividend income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income.


The amount of long-term capital gains, qualified dividend income, and Other Ordinary Income allocable among the Cumulative Preferred Stock, other Preferred Stock, and the Common Stock will depend upon the amount of such long-term capital gains, qualified dividend income, and Other Ordinary Income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock during a taxable year.

         In the opinion of Sidley Austin Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate long-term capital gains, qualified dividend income and Other Ordinary Income among shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's long-term capital gains, qualified dividend income or Other Ordinary Income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or courts.

         If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

         Qualification as a RIC requires, among other things, that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities and other investment-type income. In addition, the Fund's investments must meet certain diversification standards. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in-gains recognized for a period of 10 years, in order to qualify as a RIC in a subsequent year.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income (and to distribute such income in accordance with the distribution requirements of the Code) for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         Certain transactions of the Fund are subject to complex federal income tax provisions that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income. Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

         Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund's net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

         If the Fund invests in stock of a passive foreign investment company ("PFIC"), it may be subject to Federal income tax at ordinary rates and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced rates under the 2003 Tax Act.

         Under certain provisions of the Code, some stockholders may be subject to a withholding tax (28% for 2003) on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's Federal income tax liability, provided the required information is furnished to the IRS.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, if ordinary income dividends or capital gain dividends received by a non-resident stockholder are effectively connected with the conduct by such stockholder of a trade or business in the United States, the dividends will be subject to United States federal income tax at regular income tax rates. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding and income taxes.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders generally will not be entitled to claim a credit or deduction with respect to such taxes paid by the Fund.


         Under recently promulgated Treasury regulations, if a stockholder recognizes a loss on the disposition of shares of Cumulative Preferred Stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect and discusses some of the consequences under Federal tax law of an investment in Cumulative Preferred Stock of the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. The discussion above is not a substitute for personal tax advice. Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

                             PRINCIPAL STOCKHOLDERS


         As of September 2, 2003, there were 48,820,752.5593 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the date above:


                                                                            AMOUNT AND NATURE         PERCENT OF
  NAME AND ADDRESS OF OWNER          CLASS/SERIES OF STOCK                    OF OWNERSHIP           CLASS/SERIES
----------------------------        -----------------------            -------------------------    --------------

Cede & Co.*                               Common Stock                 47,045,920 shares--Record        96.36%
Depository Trust Company
P.O. Box #20
Bowling Green Station
New York, NY 10028              7.80% Cumulative Preferred Stock       2,378,516 shares--Record         99.10%
                                      7.30% Tax-Advantaged             3,975,000 shares--Record         99.37%
                                   Cumulative Preferred Stock


-----------------
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

                             DIRECTORS AND OFFICERS


         The Board of Directors of the Fund is comprised of the eight individuals named below. Two of the Directors, William L. Koke and David L. Meister, are elected annually by the holders of Preferred Stock, voting as a separate class. The remaining six Directors are divided into three classes and are elected by the holders of Common Stock and Preferred Stock, voting together as a single class. The Class I Directors, Charles M. Royce and G. Peter O'Brien, have terms that expire in 2006; the Class II Directors, Mark R. Fetting and Richard M. Galkin, have terms that expire in 2004; and the Class III Directors, Donald R. Dwight and Stephen L. Isaacs, have terms that expire in 2005. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by the remaining Directors for the remainder of the term of the respective Board position.

         There are no family relationships between any of the Fund's Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected and qualifies or until his earlier resignation or removal. Each of the Fund's Directors is also a director/trustee of the other management investment companies comprising "The Royce Funds", which have seventeen portfolios.


DIRECTORS


         Interested Directors. Certain biographical and other information concerning the Directors who are "interested persons" as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualifies.


                                              TERM OF                                           NUMBER OF          OTHER PUBLIC
                                            OFFICE AND                                         ROYCE FUNDS'          COMPANY
   NAME, AGE AND         POSITION(S)         LENGTH OF        PRINCIPAL OCCUPATIONS DURING      PORTFOLIOS        DIRECTORSHIPS
      ADDRESS*          WITH THE FUND       TIME SERVED             PAST FIVE YEARS              OVERSEEN        HELD BY DIRECTOR
------------------    ----------------   ----------------   --------------------------------   ------------      ----------------

Charles M. Royce**    Class I Director   Term as Director   President, Chief Investment            18                None
        (63)          and President      expires 2006;      Officer and Member of Board of
                                         Director and       Managers of Royce; and
                                         Officer since      President of The Royce Funds.
                                         1986


Mark R. Fetting**     Class II Director  Term as Director   Executive Vice President of            18            Director/Trustee
        (48)                             expires 2004;      Legg Mason; Member of Board of                       of registered
                                         Director since     Managers of Royce; and Division                      investment
                                         2001               President and Senior Officer of                      companies
                                                            Prudential Financial Group,                          constituting the
                                                            Inc. and related companies,                          22 Legg Mason
                                                            including Fund Boards and                            Funds
                                                            consulting services to
                                                            subsidiary companies (from 1991
                                                            to 2000). Mr. Fetting's prior
                                                            business experience also
                                                            includes having served as
                                                            Partner, Greenwich Associates,
                                                            and Vice President, T. Rowe
                                                            Price Group, Inc.

---------------------
* Mr. Royce's address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, 100 Light Street, Baltimore, Maryland 21202.
** Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the positions they hold with Royce and for Mr. Fetting, Legg Mason, and their ownership in Legg Mason.

         Non-Interested Directors. Certain biographical and other information concerning the Fund Directors who are not "interested persons," as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Each non-interested Director is also a member of the Fund's audit committee.

                                              TERM OF                                           NUMBER OF          OTHER PUBLIC
                                            OFFICE AND                                         ROYCE FUNDS'          COMPANY
   NAME, AGE AND         POSITION(S)         LENGTH OF        PRINCIPAL OCCUPATIONS DURING      PORTFOLIOS        DIRECTORSHIPS
      ADDRESS*          WITH THE FUND       TIME SERVED             PAST FIVE YEARS              OVERSEEN        HELD BY DIRECTOR
------------------    ----------------   ----------------   --------------------------------   ------------      ----------------

 Donald R. Dwight     Class III          Term as            President of Dwight                      18                None
       (72)           Director           Director           Partners, Inc., corporate
                                         expires 2005;      communications
                                         Director           consultants; and Chairman
                                         since 1998         (from 1982 until March
                                                            1998) of Newspapers New
                                                            England, Inc. Mr.
                                                            Dwight's prior
                                                            experience includes
                                                            having served as
                                                            Lieutenant Governor of
                                                            the Commonwealth of
                                                            Massachusetts, President
                                                            and Publisher of
                                                            Minneapolis Star and
                                                            Tribune Company and as
                                                            Trustee of the
                                                            registered investment
                                                            companies constituting
                                                            the 94 Eaton Vance
                                                            Funds.

 Richard M. Galkin    Class II           Term as            Private investor.  Mr.                   18                None
       (65)           Director           Director           Galkin's prior business of
                                         expires 2004;      Richard M. Galkin
                                         Director           Associates, Inc.,
                                         since 1986         telecommunications
                                                            consultants, President of
                                                            Manhattan Cable Television
                                                            (a subsidiary of Time
                                                            Inc.), President of
                                                            Haverhills Inc. (another
                                                            Time Inc. subsidiary),
                                                            President of Rhode Island
                                                            Cable Television and
                                                            Senior Vice President of
                                                            Satellite Television Corp.
                                                            (a subsidiary of Comsat).

 Stephen L. Isaacs    Class III          Term as            President of The Center                  18                None
       (63)           Director           Director           for Health and Social
                                         expires 2005;      Policy (since September
                                         Director           1996); Attorney and
                                         since 1986         President of Health Policy
                                                            Associates, Inc.,
                                                            consultants. Mr. Isaacs'
                                                            prior experience includes
                                                            having served as Director
                                                            of Columbia University
                                                            Development Law and Policy
                                                            Program and Professor at
                                                            Columbia University.

  William L. Koke     Director elected   Term as            Financial planner with                   18                None
       (68)           by Preferred       Director           Shoreline Financial
                      Stockholders       expires            Consultants. Mr. Koke's
                                         annually;          prior business experience
                                         Director           includes having served as
                                         since 2001         Director of Financial
                                                            Relations of SONAT, Inc.,
                                                            Treasurer of Ward Foods,
                                                            Inc. and President of
                                                            CFC, Inc.

                                              TERM OF                                           NUMBER OF         OTHER PUBLIC
                                            OFFICE AND                                         ROYCE FUNDS'         COMPANY
   NAME, AGE AND         POSITION(S)         LENGTH OF        PRINCIPAL OCCUPATIONS DURING      PORTFOLIOS       DIRECTORSHIPS
      ADDRESS*          WITH THE FUND       TIME SERVED             PAST FIVE YEARS              OVERSEEN       HELD BY DIRECTOR
------------------    ----------------   ----------------   --------------------------------   ------------     ----------------

David L. Meister     Director elected   Term as            Chairman and Chief                       18               None
      (63)           by Preferred       Director           Executive Officer of The
                     Stockholders       expires            Tennis Channel (since June
                                        annually;          2000); and Chief Executive
                                        Director           Officer of Seniorlife.com
                                        since 1986         (from December 1999 to May
                                                           2000). Mr. Meister's
                                                           prior business
                                                           experience includes
                                                           having served as a
                                                           consultant to the
                                                           communications industry,
                                                           President of Financial
                                                           News Network, Senior
                                                           Vice President of HBO,
                                                           President of Time-Life
                                                           Films and Head of
                                                           Broadcasting for Major
                                                           League Baseball.

G. Peter O'Brien**   Class I            Term as            Trustee of Colgate                        18        Director/Trustee of
       (57)          Director           Director           University, President of                            the registered
                                        expires 2006;      Hill House, Inc. and                                investment companies
                                        Director           Managing Director/Equity                            constituting the 22
                                        since 2001         Capital Markets Group of                            Legg Mason Funds;
                                                           Merrill Lynch & Co. (from                           Director of
                                                           1971 to 1999).                                      Renaissance Capital
                                                                                                               Greenwich Fund.


---------------------

* Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.
** Solely as a result of his ownership of securities of one of the underwriters, Mr. O'Brien is technically an "interested person," as defined in the 1940 Act, of the Fund until after the completion of the Cumulative Preferred Stock offering. After completion of the offering, he will be a non-interested Director.


OFFICERS


         Certain biographical and other information concerning the other officers of the Fund is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualified.


                                                       TERM OF OFFICE
                                  POSITION(S)           AND LENGTH OF           PRINCIPAL OCCUPATIONS DURING
 NAME, AGE AND ADDRESS*          WITH THE FUND           TIME SERVED                   PAST FIVE YEARS
-----------------------         ---------------        ---------------        -----------------------------------
John D. Diederich (52)          Vice President,        Officer since 2001     Member of Board of Managers, Chief
                                Director of                                   Operating Officer (since October
                                Administration and                            2001), Chief Financial Officer
                                Treasurer                                     (since March 2002) and Managing
                                                                              Director of Royce; Vice President,
                                                                              Treasurer and Director of
                                                                              Administration of the other Royce
                                                                              Funds; and President of Royce Fund
                                                                              Services, Inc.

Jack E. Fockler, Jr. (44)       Vice President         Officer since 1995     Managing Director and Vice President
                                                                              of Royce; Vice President of The
                                                                              Royce Funds.

W. Whitney George (45)          Vice President         Officer since 1995     Managing Director and Vice President
                                                                              of Royce; and Vice President of The
                                                                              Royce Funds.

Daniel A. O'Byrne (41)          Vice President and     Officer since 1994     Principal and Vice President of
                                                                              Royce; and Vice President of
                                Assistant Secretary                           The Royce Funds.

John E. Denneen (36)            Secretary and          Officer from 1996 to   General Counsel of Royce (Deputy
                                General Counsel        2001 and since April   General  Counsel prior to 2003);
                                                                              Principal, Chief Legal

                                                       TERM OF OFFICE
                                  POSITION(S)           AND LENGTH OF           PRINCIPAL OCCUPATIONS DURING
 NAME, AGE AND ADDRESS*          WITH THE FUND           TIME SERVED                   PAST FIVE YEARS
-----------------------         ---------------        ---------------        -----------------------------------
                                                       2002                   and Compliance Officer and Secretary of
                                                                              Royce (since March 2002); Secretary of
                                                                              The Royce Funds (1996-2001 and since
                                                                              April 2002); Associate General
                                                                              Counsel, Principal and Chief
                                                                              Compliance Officer of Royce (1996-2001);
                                                                              and Principal of Credit Suisse
                                                                              First Boston Private Equity (2001-2002).

-------------------
* The address of each officer is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.

OWNERSHIP OF SECURITIES

         Information relating to each Director's share ownership in the Fund and in The Royce Funds as of December 31, 2002 is set forth in the tables below.


                                                    Aggregate Dollar Range of       Aggregate Dollar Range of Equity
            Name                                  Equity Securities in the Fund      Securities in The Royce Funds
            ------------------------------------ -------------------------------   ----------------------------------

Interested Directors
     Charles M. Royce.....................                Over $100,000                      Over $100,000
     Mark R. Fetting......................                    None*                          Over $100,000
Non-Interested Directors
     Donald R. Dwight.....................                  $1-$10,000                       Over $100,000
     Richard M. Galkin....................                  $1-$10,000                       Over $100,000
     Stephen L. Isaacs....................               $10,001-$50,000                   $10,001-$50,000**
     William L. Koke  ....................               $50,001-$100,000                    Over $100,000

     David L. Meister.....................                     None                          Over $100,000
     G. Peter O'Brien.....................               $10,001-$50,000                     Over $100,000

-------------------------

* As of the date of this Statement of Additional Information, the aggregate dollar range of equity securities in the Fund held by Mr. Fetting was $10,001-$50,000.

** As of the date of this Statement of Additional Information, the aggregate dollar amount of equity securities in The Royce Funds held by Mr. Isaacs was over $100,000.


         As of the date of this Statement of Additional Information, all Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding Common Stock and Preferred Stock. As of the date of this Statement of Additional Information, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

BOARD COMMITTEES AND MEETINGS

         The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, the appointment, compensation, and oversight of the work of the Fund's independent accountants including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee. The members of the Audit Committee are "independent" within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees. The Fund's Audit Committee held three meetings during the year ended December 31, 2002. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the non-interested Directors review and nominate candidates to serve as non-interested Directors. The non-interested Directors generally will not consider nominees recommended by stockholders of the Fund.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

         For the year ended December 31, 2002, the following Directors of the Fund received compensation from the Fund and The Royce Funds, as follows:

                                 Aggregate       Pension or Retirement        Estimated          Total Compensation
                                Compensation      Benefits Accrued as      Annual Benefits      from The Royce Funds
           Name                  from Fund       Part of Fund Expenses     upon Retirement       paid to Directors
------------------------ --------------------- ------------------------- -------------------- ------------------------
Donald R. Dwight,                 $15,000                 None                   None                  $65,250
Director(1)

Richard M. Galkin,                $15,000                 None                   None                  $65,250
Director(2)

Stephen L. Isaacs,                $15,000                 None                   None                  $65,250
Director

William L. Koke,                  $15,000                 None                   None                  $65,250
Director

David L. Meister,                 $15,000                 None                   None                  $65,250
Director

G. Peter O'Brien,                 $15,000                 None                   None                  $65,250
Director

-------------
(1) Includes $2,250 from the Fund ($9,562.50 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.
(2) Includes $15,000 from the Fund ($63,750 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.

DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

         The Board of Directors determined at meetings held on June 4 and 5, 2003, to approve the continuance of the current Investment Advisory Agreement relating to the Fund. In making their determination, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a fund's advisory arrangements as in effect from year to year. In its consideration of the current Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund compared to funds with similar investment objectives, (d) the performance of the Fund as compared to such comparable funds, including risk-adjusted performance information prepared by Morningstar Inc., (e) the relative profitability of the arrangements to Royce,
(f) information about the services
to be performed and the personnel performing such services under the current Investment Advisory Agreement, (g) the general reputation and financial resources of Royce and Legg Mason, (h) compensation payable by the Fund to affiliates of Royce for other services and (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Royce.


         In particular, the Board of Directors compared the investment advisory fee rate, the annual net expense ratio, and the risk-adjusted investment performance of the Fund to a peer group selected by Morningstar and consisting of 11 other funds with substantially similar investment objectives and policies plus funds in Morningstar's small-cap value category. As set forth in the Prospectus under the heading "Investment Advisory and Other Services - Advisory Fee," Royce is entitled to receive the Basic Fee of 1% per annum of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600. A rolling period of 60 months ending with the most recent calendar month is utilized for measuring performance and average net assets, as described below. The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period.

         With respect to investment advisory fee rates, the Board of Directors noted that the Basic Fee was equal to the peer group average. Although the Fund paid a higher investment advisory fee rate than any other fund in the peer group, the Board of Directors noted that the amounts paid in excess of the peer group average were due to the Fund's outperformance of the S&P 600. The Board of Directors believes that the performance adjustment feature serves as an appropriate incentive for Royce to manage the Fund's portfolio to the best of its abilities for the benefit of the Fund's stockholders. The Board of Directors also considered the following to be positive factors: (a) Royce is not entitled to receive an investment advisory fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis, and (b) Royce volunteered to waive the portion of its investment advisory fee attributable to the liquidation preferences of the 7.80% Preferred and the 7.30% Preferred for any month when the Fund's net asset value average annual total return since the initial issuances of the 7.80% Preferred and the 7.30% Preferred failed to exceed the blended dividend rate on those assets. With respect to annual net expense ratios, even with the performance adjustment feature described above, the Board of Directors observed that the Fund's annual net expense ratio on total net assets (which includes assets attributable to the liquidation preferences of the 7.80% Preferred and the 7.30% Preferred) was lower than three of the funds in the peer group and lower than the average for funds in Morningstar's small-cap value category.

         Because the Fund uses a risk-averse approach to investing, the Board of Directors believed that risk-adjusted performance continued to be an appropriate measure of the Fund's investment performance. On this basis, the Fund placed at or near the mean for the one, three and five-year periods among the peer group, but well in excess of the Russell 2000 Index and the S&P 600 for the longer-term periods. For the five-year period, the Fund's risk-adjusted investment performance was in the first quartile of funds in Morningstar's small-cap value category.

         After its review of the above-described matters, the Board of Directors approved the continuation of the Investment Advisory Agreement between the Fund and Royce. The Board of Directors was advised by separate legal counsel in connection with its review of the investment advisory arrangements of the Fund.


INFORMATION CONCERNING ROYCE

         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.


                       CODE OF ETHICS AND RELATED MATTERS

         Royce and the Fund have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce ("Royce-related persons") and interested trustees/directors, officers and employees of the Fund are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

         Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Brokerage Allocation and Other Practices".

         The Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

         As of June 30, 2003, Royce-related persons, interested trustees/ directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $48.2 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $9.9 million.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

         For the years ended December 31, 2002, 2001 and 2000, Royce received investment advisory fees from the Fund of $10,024,212, $9,410,553 and $7,342,211 (net of $665,068, $249,670 and $505,624 voluntarily waived by Royce), respectively.

OTHER

         The Investment Advisory Agreement provides that the Fund may use "Royce" as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name "Royce" is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

         The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

         Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

         The Investment Advisory Agreement will remain in effect until June 30, 2004 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

SERVICE CONTRACT WITH STATE STREET

         State Street Bank and Trust Company ("State Street"), the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others and in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. For the fiscal years ended December

31, 2002, 2001 and 2000, the Fund paid $213,265, $235,710 and $218,247 in fees to the Fund's custodian and transfer agent.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

         Royce is authorized, under Section 28(e) of the Securities Exchange Act and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

         Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and not all of such services may be used by Royce in connection with the Fund.

         Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce, securities of the same issuer are frequently purchased, held or sold by more than one Royce account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce account on the same trading day, Royce may seek to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. In addition, from time to time, certain other Royce accounts managed by Royce portfolio managers other than Charles M. Royce, may establish short positions in securities in which the Fund has a long position.

         The Fund may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker") and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Fund will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

         During the year ended December 31, 2002, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

         During each of the three years ended December 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of approximately $1,043,502, $601,519 and $694,788, respectively. Since October 1, 2001, when Royce became an indirect wholly-owned subsidiary of Legg Mason, the Fund paid no brokerage commissions to Legg Mason Wood Walker or to any other affiliates of Legg Mason.


                      PROXY VOTING POLICIES AND PROCEDURES

         In June 2003, in response to rules adopted by the Commission, Royce adopted written proxy voting policies and procedures (the "Proxy Voting Procedures") for itself, the Fund, and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. The Board of Directors of the Fund has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

         Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are usually voted as recommended by the issuer's board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.

         In furtherance of Royce's goal to vote proxies in the best interests of its clients, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.


                                 NET ASSET VALUE

         The net asset value ("NAV") of the Fund's shares of Common Stock is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268) and via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies weekly.

         The NAV per share of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

         For the years ended December 31, 2002, 2001 and 2000, the Fund's portfolio turnover rates were 35%, 30% and 36%, respectively.


                                BOOK-ENTRY SYSTEM

         Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. The Cumulative Preferred Stock will be held in book-entry only form. Shares of Cumulative Preferred Stock will not be delivered in certificated form to individual purchasers thereof. The laws of some jurisdictions require that certain purchasers of Cumulative Preferred Stock take physical delivery of such securities in certificated form. Such limits and laws may impair the ability to transfer beneficial interests in shares of Cumulative Preferred Stock.

         DTC has provided the Fund with the following information: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the United States Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing corporation" registered under Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through computerized records for Direct Participants' accounts. This eliminates the need to exchange certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.

         Other organizations, such as securities brokers and dealers, banks and trust companies that work through a Direct Participant, also use DTC's book-entry system. The rules that apply to DTC and its participants are on file with the Securities and Exchange Commission.

         A number of Direct Participants, together with the New York Stock Exchange, Inc., The American Stock Exchange LLC and the National Association of Securities Dealers, Inc., own DTC.

         DTC's ability to perform properly its services is also dependent upon other parties, including, but not limited to, issuers and their agents, as well as DTC's participants, third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others.

         The information in this section concerning DTC and DTC's system has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy thereof.



                              FINANCIAL STATEMENTS


         The audited financial statements for the fiscal year ended December 31, 2002, together with the report of Tait, Weller & Baker thereon, and the unaudited financial statements for the six months ended June 30, 2003, are included below in this Statement of Additional Information.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------
COMMON STOCKS - 94.2%
                                                       SHARES             VALUE
                                                       ------             -----

CONSUMER PRODUCTS - 7.4%
Apparel and Shoes - 2.6%
    Jones Apparel Group (a)                            81,500      $  2,888,360
    K-Swiss Cl. A                                     119,000         2,583,490
    Nautica Enterprises (a)                            85,700           952,127
    Oshkosh B'Gosh Cl. A                              104,300         2,925,615
    Polo Ralph Lauren Cl. A (a)                       150,000         3,264,000
    Timberland Company Cl. A (a)                       15,000           534,150
    Weyco Group                                       127,664         4,381,428
    Wolverine World Wide                               99,400         1,501,934
                                                                   ------------
                                                                     19,031,104
                                                                   ------------

Collectibles - 0.3%
    The Boyds Collection (a,d)                        210,100         1,397,165
    Enesco Group (a)                                  117,200           829,776
                                                                   ------------
                                                                      2,226,941
                                                                   ------------

Food/Beverage/Tobacco - 0.6%
    800 JR Cigar (a,e)                                172,400         2,241,200
    Hain Celestial Group (a)                           37,800           574,560
    Hershey Creamery                                      709         1,311,650
                                                                   ------------
                                                                      4,127,410
                                                                   ------------

Home Furnishing/Appliances - 1.0%
    Bassett Furniture Industries                      116,675         1,670,786
    Falcon Products (a)                               377,000         1,526,850
    La-Z-Boy (d)                                       68,200         1,635,436
    Lifetime Hoan                                     295,327         1,408,710
    Natuzzi ADR (b)                                    62,200           631,952
                                                                   ------------
                                                                      6,873,734
                                                                   ------------

Publishing - 0.6%
    Marvel Enterprises (a)                            304,400         2,733,512
    Scholastic Corporation (a)                         35,000         1,258,250
                                                                   ------------
                                                                      3,991,762
                                                                   ------------

Sports and Recreation - 1.2%
    Callaway Golf                                      35,000           463,750
    Coachmen Industries                                67,700         1,069,660
    Fleetwood Enterprises (a,d)                       234,300         1,839,255
    Monaco Coach (a)                                  123,950         2,051,372
    Sturm, Ruger & Co.                                258,400         2,472,888
    Thor Industries (d)                                22,100           760,903
                                                                   ------------
                                                                      8,657,828
                                                                   ------------

Other Consumer Products - 1.1%
    Burnham Corporation Cl. B                          18,000           648,000
    Fossil (a)                                         15,000           305,100
    Lazare Kaplan International (a)                   103,600           563,584
    Matthews International Cl. A                      196,000         4,376,876
    Oakley (a)                                        175,000         1,797,250
    Scotts (The) Cl. A (a)                             10,000           490,400
                                                                   ------------
                                                                      8,181,210
                                                                   ------------
TOTAL (Cost $39,087,482)                                             53,089,989
                                                                   ============

CONSUMER SERVICES - 5.4%
Leisure/Entertainment - 0.8%
    Ascent Media Group Cl. A (a)                      380,900           426,608
    Corus Entertainment Cl. B (a)                      22,000           262,900
    Hasbro                                             50,000           577,500
    Hearst-Argyle Television (a)                       11,000           265,210
   +Magna Entertainment Cl. A (a,d)                   140,800           872,960
    Shuffle Master (a,d)                               15,000           286,650
    Ticketmaster Cl. B (a)                            121,200         2,571,864
   +TiVo (a,d)                                         70,000           366,100
                                                                   ------------
                                                                      5,629,792
                                                                   ------------

Restaurants/Lodgings - 1.0%
   +Benihana Cl. A (a,d)                                2,500            33,750
    Four Seasons Hotels                                80,000         2,260,000
    IHOP Corporation (a)                              161,700         3,880,800
    Prime Hospitality (a)                             106,100           864,715
    Ryan's Family Steak Houses (a)                     40,900           464,215
                                                                   ------------
                                                                      7,503,480
                                                                   ------------

Retail Stores - 2.5%
    Big Lots (a)                                      307,200         4,064,256
    Charming Shoppes (a,d)                            753,400         3,149,212
    Claire's Stores                                   127,700         2,818,339
    PAYLESS SHOESOURCE (a)                             93,200         4,797,004
    Stein Mart (a)                                    192,800         1,176,080
    Urban Outfitters (a)                               83,800         1,975,166
                                                                   ------------
                                                                     17,980,057
                                                                   ------------

Other Consumer Services - 1.1%
    ITT Educational Services (a)                      120,000         2,826,000
    SOTHEBY'S HOLDINGS CL. A (a)                      500,200         4,501,800
    Strayer Education                                  10,000           575,000
                                                                   ------------
                                                                      7,902,800
                                                                   ------------
TOTAL (Cost $39,910,757)                                             39,016,129
                                                                   ============

FINANCIAL INTERMEDIARIES - 10.0%
Banking - 2.2%
    BOK Financial (a)                                 121,904         3,948,471
    Farmers & Merchants Bank of Long
      Beach                                             1,266         4,000,560
    First National Bank Alaska                          2,130         2,886,150
    Mechanics Bank                                        200         3,320,000
    Oriental Financial Group                           63,800         1,568,204
                                                                   ------------
                                                                     15,723,385
                                                                   ------------

Insurance - 7.4%
    Argonaut Group                                    187,000         2,758,250
    Erie Indemnity Company Cl. A (d)                  107,900         3,912,454
    Everest Re Group                                   25,300         1,399,090
    Fidelity National Financial                        13,275           435,818
    First American                                     31,700           703,740
    Leucadia National                                  57,900         2,160,249
    Markel Corporation (a)                              4,200           863,100
    NYMAGIC (a)                                        60,200         1,170,890
    Navigators Group (a)                               83,200         1,909,440
   +PICO Holdings (a)                                 151,100         2,029,273
    PMA Capital Cl. A (d)                             241,700         3,463,561
    PXRE Group                                        176,551         4,325,499
    The Phoenix Companies                              81,900           622,440
    PROASSURANCE (a)                                  430,170         9,033,570
    RLI                                               118,724         3,312,400
    Reinsurance Group of America (d)                   30,000           812,400
    Trenwick Group (d)                                212,260           152,827
    Wesco Financial                                    11,990         3,716,301
    WHITE MOUNTAINS INSURANCE GROUP (d)                25,600         8,268,800
    Zenith National Insurance                         106,900         2,514,288
                                                                   ------------
                                                                     53,564,390
                                                                   ------------

Securities Brokers - 0.4%
    E*TRADE Group (a)                                 575,000         2,794,500
                                                                   ------------
TOTAL (Cost $48,682,808)                                             72,082,275
                                                                   ============


FINANCIAL SERVICES - 6.3%
Information and Processing - 2.0%
   +Advent Software (a,d)                              33,000           449,790
    BARRA (a,d)                                        42,200         1,279,926
    eFunds Corporation (a)                            177,675         1,618,619
   +FactSet Research Systems (d)                      140,000         3,957,800

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                       SHARES             VALUE
                                                       ------             -----

FINANCIAL SERVICES (CONTINUED)
Information and Processing (continued)
    Fair, Isaac and Co.                                 5,190      $    221,613
    Global Payments                                    61,500         1,968,615
    Moody's Corporation                                50,000         2,064,500
    National Processing (a)                            20,000           321,000
    SEI Investments                                    93,200         2,533,176
                                                                   ------------
                                                                     14,415,039
                                                                   ------------

Insurance Brokers - 1.4%
    Brown & Brown                                      20,000           646,400
    Crawford & Co. Cl. A                              297,350         1,219,135
    Crawford & Co. Cl. B                               75,300           376,500
    Gallagher (Arthur J.) & Company                   106,200         3,120,156
    HILB, ROGAL & HAMILTON                            115,350         4,717,815
                                                                   ------------
                                                                     10,080,006
                                                                   ------------

Investment Management - 2.7%
    Affiliated Managers Group (a,d)                    60,000         3,018,000
    Alliance Capital Management
      Holding L.P. (d)                                139,000         4,309,000
    BKF Capital Group (a)                              94,000         1,659,100
    BlackRock Cl. A (a)                                35,000         1,379,000
    Eaton Vance (d)                                    80,200         2,265,650
    Federated Investors Cl. B                          15,000           380,550
    John Nuveen Company Cl. A                         119,200         3,021,720
   +Neuberger Berman                                  105,000         3,516,450
                                                                   ------------
                                                                     19,549,470
                                                                   ------------

Other Financial Services - 0.2%
    PRG-Schultz International (a)                     123,800         1,101,820
                                                                   ------------
TOTAL (Cost $33,842,910)                                             45,146,335
                                                                   ============

HEALTH - 8.3%
Commercial Services - 1.6%
    IDEXX Laboratories (a)                            104,100         3,466,530
    PAREXEL International (a)                         277,700         3,051,923
    Pharmaceutical Product
      Development (a)                                  10,000           292,700
    Quintiles Transnational (a)                       180,300         2,181,630
    Sybron Dental Specialties (a)                      21,000           311,850
    The TriZetto Group (a)                            190,200         1,167,828
    Young Innovations (a)                              57,550         1,339,188
                                                                   ------------
                                                                     11,811,649
                                                                   ------------

Drugs and Biotech - 2.1%
    Abgenix (a)                                        38,000           280,060
    Affymetrix (a)                                     86,600         1,982,274
   +Albany Molecular Research (a,d)                    40,000           591,640
    Antigenics (a,d)                                   38,500           394,240
    Applera Corporation-
      Celera Genomics Group (a,d)                     199,200         1,902,360
    Biopure Corporation Cl. A (a,d)                    43,200           160,704
    BioSource International (a)                         1,600             9,582
    Celgene Corporation (a)                            40,000           858,800
    Cerus Corporation (a,d)                            21,700           466,550
    Chiron Corporation (a,d)                           21,800           819,680
    Gene Logic (a)                                    308,100         1,937,949
    Genzyme Corporation - General
      Division (a)                                     28,000           827,960
    IDEC Pharmaceuticals (a)                           28,100           932,077
    Lexicon Genetics (a)                              256,200         1,211,826
    Millennium Pharmaceuticals (a)                     24,000           190,560
    Perrigo (a,d)                                     169,900         2,064,285
    Shire Pharmaceuticals
      Group ADR (a,b,d)                                20,853           393,913
                                                                   ------------
                                                                     15,024,460
                                                                   ------------

Health Services - 0.9%
    Covance (a)                                       132,700         3,263,093
    Gentiva Health Services (a)                        30,150           265,621
    Health Management Associates Cl. A                 27,400           490,460
    Lincare Holdings (a)                               24,600           777,852
    Manor Care (a)                                     38,300           712,763
    MedQuist (a)                                       73,893         1,497,072
                                                                   ------------
                                                                      7,006,861
                                                                   ------------

Personal Care - 0.6%
    Ocular Sciences (a,d)                             177,500         2,754,800
    Regis                                              57,200         1,486,628
                                                                   ------------
                                                                      4,241,428
                                                                   ------------

Surgical Products and Devices - 3.1%
    ARROW INTERNATIONAL (d)                           180,600         7,345,002
    CONMED (a)                                         38,500           754,215
    Datascope                                          37,000           917,637
    Diagnostic Products Corporation                    25,000           965,500
    Haemonetics (a,d)                                  92,900         1,993,634
    Invacare                                          100,000         3,330,000
    Novoste (a,d)                                      66,500           480,130
    STERIS (a)                                         48,600         1,178,550
    Varian Medical Systems (a)                         75,800         3,759,680
    Zoll Medical (a)                                   20,200           720,534
                                                                   ------------
                                                                     21,444,882
                                                                   ------------
TOTAL (Cost $54,015,112)                                             59,529,280
                                                                   ============

INDUSTRIAL PRODUCTS - 14.1%
Building Systems and Components - 1.2%
    Decker Manufacturing                                6,022           218,298
    Preformed Line Products Company                   131,600         2,193,772
    SIMPSON MANUFACTURING (a)                         190,400         6,264,160
                                                                   ------------
                                                                      8,676,230
                                                                   ------------

Construction Materials - 1.9%
    ASH GROVE CEMENT COMPANY CL. B                     50,518         6,377,897
    FLORIDA ROCK INDUSTRIES                           158,800         6,042,340
    Oregon Steel Mills (a)                            247,900           996,558
                                                                   ------------
                                                                     13,416,795
                                                                   ------------

Industrial Components - 1.5%
    Bel Fuse Cl. A (a)                                  6,300           114,030
    Belden (d)                                         47,800           727,516
    Donaldson Company                                  26,000           936,000
    Kaydon Corporation                                161,200         3,419,052
    Penn Engineering & Manufacturing                  251,600         2,679,540
    Penn Engineering & Manufacturing
      Cl. A                                            77,600           869,120
    PerkinElmer                                       135,000         1,113,750
    Powell Industries (a)                              32,400           553,360
    Woodhead Industries                                45,400           513,020
                                                                   ------------
                                                                     10,925,388
                                                                   ------------

Machinery - 3.4%
    COHERENT (a)                                      233,700         4,662,315
    Federal Signal (d)                                 58,600         1,138,012
    Graco                                              26,550           760,658
    LINCOLN ELECTRIC HOLDINGS                         237,880         5,506,922
    National Instruments (a,d)                         41,100         1,335,339
    Nordson Corporation                               172,200         4,275,726
    Oshkosh Truck                                       5,000           307,500
    PAXAR (a)                                         175,100         2,582,725
    Woodward Governor                                  83,600         3,636,600
                                                                   ------------
                                                                     24,205,797
                                                                   ------------

Paper and Packaging - 0.4%
    Peak International (a)                            408,400         1,547,836
    Sealed Air (a)                                     34,000         1,268,200
                                                                   ------------
                                                                      2,816,036
                                                                   ------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
INDUSTRIAL PRODUCTS (CONTINUED)
Pumps, Valves and Bearings - 0.8%
    Baldor Electric (d)                                62,900      $  1,242,275
    ConBraCo Industries (a)                             7,630           572,250
    Denison International ADR (a,b)                    89,400         1,430,400
    Franklin Electric                                  23,600         1,133,036
    NN                                                127,100         1,269,729
                                                                   ------------
                                                                      5,647,690
                                                                   ------------

Specialty Chemicals and Materials - 1.2%
    Arch Chemicals                                     38,200           697,150
    CFC International (a)                             123,500           549,575
    Hawkins                                           301,278         2,708,489
    MACDERMID                                         211,631         4,835,768
                                                                   ------------
                                                                      8,790,982
                                                                   ------------

Textiles - 0.3%
    Fab Industries (a)                                 67,700           551,755
    Unifi (a)                                         265,100         1,391,775
                                                                   ------------
                                                                      1,943,530
                                                                   ------------

Other Industrial Products - 3.4%
    BHA Group Holdings (a)                            187,252         3,211,372
    Brady Corporation Cl. A                            79,400         2,647,990
    Diebold                                           100,000         4,122,000
    IMPCO Technologies (a,d)                           15,500            72,695
    KIMBALL INTERNATIONAL CL. B                       334,880         4,772,040
    Maxwell Technologies (a,d)                         26,500           160,325
    Myers Industries                                   52,727           564,179
    Peerless Mfg. (a,c)                               158,600         1,316,380
    Steelcase Cl. A                                    82,500           904,200
    Trinity Industries (d)                             20,000           379,200
    VELCRO INDUSTRIES                                 525,800         4,811,070
    Wescast Industries Cl. A                           56,000         1,394,400
                                                                   ------------
                                                                     24,355,851
                                                                   ------------
TOTAL (Cost $73,264,335)                                            100,778,299
                                                                   ============

INDUSTRIAL SERVICES - 12.9%
Advertising/Publishing - 0.8%
    Catalina Marketing (a,d)                           60,000         1,110,000
    Grey Global Group                                   3,817         2,332,569
    Interpublic Group of Companies                    180,000         2,534,400
                                                                   ------------
                                                                      5,976,969
                                                                   ------------

Commercial Services - 4.2%
    ABM Industries                                    119,200         1,847,600
    ALLIED WASTE INDUSTRIES (a)                       594,800         5,948,000
    Carlisle Holdings (a)                             204,900           563,475
    Central Parking                                    89,200         1,682,312
   +Convergys Corporation (a)                         144,000         2,181,600
    Cornell Companies (a,d)                           124,400         1,119,600
    iGATE Corporation (a)                             139,500           365,490
    Iron Mountain (a)                                 127,450         4,207,125
    Korn/Ferry International (a)                       87,400           653,752
    Learning Tree International (a,d)                  53,400           731,580
    MPS Group (a)                                     294,300         1,630,422
    Manpower                                           55,800         1,780,020
   +Metro One Telecommunications (a,d)                 25,000           161,250
    New Horizons Worldwide (a)                        136,500           539,175
    On Assignment (a)                                  78,800           671,376
    RemedyTemp Cl. A (a)                               78,500         1,099,000
   +Renaissance Learning (a,d)                         10,000           189,000
    Spherion Corporation (a)                          109,000           730,300
   +TRC Companies (a,d)                                52,000           682,760
    TMP Worldwide (a)                                 149,000         1,685,190
    West Corporation (a)                               75,000         1,245,000
                                                                   ------------
                                                                     29,714,027
                                                                   ------------
Engineering and Construction - 0.4%
    Clayton Homes (d)                                  25,000           304,500
    EMCOR Group (a)                                    15,000           795,150
    Jacobs Engineering Group (a,d)                     20,000           712,000
    McDermott International (a)                        71,000           310,980
    Washington Group International (a)                 50,000           797,500
                                                                   ------------
                                                                      2,920,130
                                                                   ------------

Food/Tobacco Processors - 1.3%
    FARMER BROS.                                       22,000         6,798,000
    MGP Ingredients                                   321,200         2,505,360
                                                                   ------------
                                                                      9,303,360
                                                                   ------------

Industrial Distribution - 1.0%
    Central Steel & Wire                                3,699         1,764,423
    RITCHIE BROS. AUCTIONEERS (a,d)                   155,200         5,020,720
                                                                   ------------
                                                                      6,785,143
                                                                   ------------

Printing - 1.5%
    BOWNE & CO.                                       383,100         4,578,045
    Ennis Business Forms                               62,700           728,574
    Moore Corporation (a)                              90,700           825,370
    New England Business Service                      178,300         4,350,520
                                                                   ------------
                                                                     10,482,509
                                                                   ------------

Transportation and Logistics - 3.1%
    Airborne                                          100,000         1,483,000
    AirNet Systems (a)                                219,000         1,077,480
    Atlas Air Worldwide Holdings (a,d)                165,000           249,150
    C. H. Robinson Worldwide                           40,000         1,248,000
    CNF                                                62,600         2,080,824
    Continental Airlines Cl. B (a,d)                  150,000         1,087,500
    EGL (a)                                           198,525         2,828,981
   +Forward Air (a)                                    95,000         1,843,950
    Frozen Food Express Industries (a)                306,635           796,331
    Hub Group Cl. A (a)                                77,000           369,600
    Landstar System (a,d)                              35,800         2,089,288
    Patriot Transportation Holding (a)                136,300         3,775,510
    Pittston Brink's Group                            137,278         2,536,897
    UTI Worldwide (d)                                  45,000         1,181,250
                                                                   ------------
                                                                     22,647,761
                                                                   ------------

Other Industrial Services - 0.6%
    Landauer                                          117,900         4,097,025
    Republic Services (a)                              18,600           390,228
                                                                   ------------
                                                                      4,487,253
                                                                   ------------
TOTAL (Cost $81,661,251)                                             92,317,152
                                                                   ============

NATURAL RESOURCES - 6.4%
Energy Services - 2.4%
    Carbo Ceramics                                    105,600         3,558,720
    ENSCO International                                 6,443           189,746
    Global Industries (a)                             119,500           498,315
    Helmerich & Payne                                  98,400         2,746,344
    Input/Output (a)                                  540,100         2,295,425
    Precision Drilling (a)                             37,500         1,220,250
    Tidewater                                          21,600           671,760
   +Universal Compression Holdings (a)                115,000         2,199,950
    Willbros Group (a)                                460,600         3,786,132
                                                                   ------------
                                                                     17,166,642
                                                                   ------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
NATURAL RESOURCES (CONTINUED)
Oil and Gas - 2.0%
    Tom Brown (a)                                      76,000      $  1,907,600
   +Cimarex Energy (a)                                138,170         2,473,243
    DENBURY RESOURCES (a)                             402,600         4,549,380
    EOG Resources (d)                                   5,000           199,600
    Holly Corporation                                  20,000           437,000
    Husky Energy                                       75,000           781,952
    PetroCorp (a)                                     155,400         1,592,850
    3TEC Energy (a)                                   124,200         1,762,398
    Toreador Resources (a)                            100,300           251,753
    Vintage Petroleum                                  48,300           509,565
                                                                   ------------
                                                                     14,465,341
                                                                   ------------

Precious Metals and Mining - 0.8%
    AngloGold ADR (b)                                 111,900         3,833,694
   +Glamis Gold (a,d)                                  70,000           793,800
    Gold Fields ADR (b)                                57,800           806,888
    MK Gold (a)                                       517,900           220,108
                                                                   ------------
                                                                      5,654,490
                                                                   ------------

Real Estate - 1.2%
    Alico                                              52,000         1,383,200
    Chelsea Property Group                             55,000         1,832,050
    Consolidated-Tomoka Land                           13,564           261,107
    Public Storage                                     45,000         1,453,950
    Trammell Crow Company (a)                         432,400         3,891,600
                                                                   ------------
                                                                      8,821,907
                                                                   ------------
TOTAL (Cost $36,026,788)                                             46,108,380
                                                                   ============

TECHNOLOGY - 18.5%
Aerospace/Defense - 1.2%
    Curtiss-Wright (d)                                 58,300         3,720,706
    Ducommun (a)                                      182,300         2,889,455
    Herley Industries (a)                              30,000           522,240
    Integral Systems (a)                               74,800         1,499,740
                                                                   ------------
                                                                      8,632,141
                                                                   ------------

Components and Systems - 5.2%
    Adaptec (a)                                        99,500           562,175
    Advanced Digital Information (a)                   90,000           603,900
    American Power Conversion (a,d)                   231,200         3,502,680
    Analogic                                            5,000           251,440
    Cognex Corporation (a)                            163,400         3,011,462
    DDi Corporation (a)                                20,000             4,400
    Dionex (a)                                         96,000         2,852,160
    Excel Technology (a)                              168,500         3,014,465
    Imation Corporation (a)                            35,700         1,252,356
    InFocus Corporation (a)                            79,000           486,640
    KEMET (a)                                         135,000         1,179,900
    Kronos (a)                                         35,850         1,326,092
    Newport (a,d)                                     102,600         1,288,656
    Pemstar (a,d)                                     245,000           553,700
    Perceptron (a)                                    397,400           854,410
    Radiant Systems (a)                                57,500           553,725
    Rainbow Technologies (a)                          116,900           838,173
    REMEC (a)                                         214,200           831,096
    Scitex (a)                                        245,700           346,437
    Storage Technology (a)                             90,000         1,927,800
    Symbol Technologies                               304,900         2,506,278
    TTM Technologies (a)                              280,500           928,175
    TECHNITROL                                        285,900         4,614,426
    Vishay Intertechnology (a)                         73,900           826,202
    Zebra Technologies Cl. A (a)                       62,500         3,581,250
                                                                   ------------
                                                                     37,697,998
                                                                   ------------

Distribution - 2.4%
    Anixter International (a)                          41,900           974,175
    Arrow Electronics (a)                             326,100         4,170,819
    Avnet (a)                                         405,355         4,389,995
    Benchmark Electronics (a,d)                        45,400         1,301,164
    Plexus (a)                                        269,600         2,367,088
    Tech Data (a)                                     151,500         4,084,440
                                                                   ------------
                                                                     17,287,681
                                                                   ------------

Internet Software and Services - 0.5%
    CNET Networks (a)                                 379,400         1,028,174
    CryptoLogic (a,d)                                 202,000           955,460
    DoubleClick (a)                                   196,700         1,113,322
    RealNetworks (a)                                   85,400           325,374
    Vastera (a)                                        15,000            84,765
                                                                   ------------
                                                                      3,507,095
                                                                   ------------

IT Services - 3.7%
    American Management Systems (a)                   331,900         3,979,481
    Answerthink (a)                                   655,000         1,637,500
   +BearingPoint (a)                                  340,000         2,346,000
    CGI Group Cl. A (a,d)                             106,700           466,279
    Covansys Corporation (a)                          251,600           945,513
    DiamondCluster International
      Cl. A (a)                                       233,900           734,446
    Forrester Research (a)                             91,500         1,424,655
    Gartner Cl. A (a)                                 166,000         1,527,200
    Keane (a)                                         467,000         4,198,330
    MAXIMUS (a,d)                                      88,000         2,296,800
    Perot Systems Cl. A (a)                           115,100         1,233,872
    QRS Corporation (a)                                57,500           379,500
    Sapient Corporation (a,d)                       1,099,400         2,253,770
    Syntel (a)                                         65,300         1,371,953
    Unisys Corporation (a)                            215,000         2,128,500
                                                                   ------------
                                                                     26,923,799
                                                                   ------------

Semiconductors and Equipment - 2.2%
    BE Semiconductor Industries (a)                    58,000           255,200
    Credence Systems (a)                               10,600            98,898
    Cymer (a,d)                                        14,500           467,625
    DuPont Photomasks (a)                              35,000           813,750
    Electroglas (a,d)                                 281,700           433,818
    Exar (a)                                           87,300         1,082,520
    Fairchild Semiconductor Cl. A (a)                 175,000         1,874,250
    Helix Technology                                   51,900           581,280
   +Integrated Circuit Systems (a)                    140,600         2,565,950
    Intevac (a)                                       191,850           765,482
    Kulicke & Soffa Industries (a,d)                  105,800           605,176
    Lam Research (a)                                   45,000           486,000
    Lattice Semiconductor (a)                         264,000         2,315,280
    Mentor Graphics (a)                               225,700         1,774,002
    National Semiconductor (a)                         23,200           348,232
    Novellus Systems (a)                               12,000           336,960
    NVIDIA Corporation (a,d)                           35,000           402,850
    Veeco Instruments (a,d)                            65,000           751,400
                                                                   ------------
                                                                     15,958,673
                                                                   ------------

Software - 1.8%
    Adobe Systems                                      30,000           744,030
    ANSYS (a,d)                                        45,500           919,100
    Aspen Technology (a,d)                             27,100            76,693
    Autodesk                                          251,000         3,589,300
    Business Objects ADR (a,d)                         25,500           382,500

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
TECHNOLOGY (CONTINUED)
Software (continued)
    JDA Software Group (a)                            149,900      $  1,448,034
    MRO Software (a)                                   46,000           558,670
    MSC.Software (a)                                   42,600           328,872
    Macromedia (a)                                     61,600           656,040
    Manugistics Group (a,d)                            49,200           118,080
    Novell (a)                                         90,000           300,600
    Phoenix Technologies (a)                           40,900           235,993
    Progress Software (a)                              50,500           653,975
    SPSS (a)                                          107,500         1,503,925
    Transaction Systems Architects
      Cl. A (a)                                       237,300         1,542,450
                                                                   ------------
                                                                     13,058,262
                                                                   ------------

Telecommunications - 1.5%
    ADC Telecommunications (a)                        113,000           236,170
   +ADTRAN (a,d)                                       40,000         1,316,000
    Allegiance Telecom (a,d)                        2,516,700         1,686,189
   +Andrew Corporation (a,d)                           30,000           308,400
    Globecomm Systems (a)                             243,700           913,875
    IDT Corporation (a)                                25,000           432,250
    IDT Corporation Cl. B (a)                          40,000           620,400
    Inet Technologies (a)                              65,000           396,500
    Level 3 Communications (a,d)                      488,400         2,393,160
    Liberty Satellite & Technology
      Cl. A (a,d)                                     116,530           308,804
    PECO II (a)                                        93,600            59,904
    Plantronics (a)                                    55,100           833,663
    Time Warner Telecom Cl. A (a,d)                   242,000           510,620
   +Tollgrade Communications (a,d)                     35,500           416,415
                                                                   ------------
                                                                     10,432,350
                                                                   ------------
TOTAL (Cost $161,093,372)                                           133,497,999
                                                                   ============
MISCELLANEOUS - 4.9%
TOTAL (Cost $39,674,965)                                             35,529,837
                                                                   ============
TOTAL COMMON STOCKS
  (Cost $607,259,780)                                               677,095,675
                                                                   ============
PREFERRED STOCKS - 0.1%
   +Aristotle Corporation 11.00% Conv.                  4,800            38,160
    SVB Capital I 8.25%                                20,000           484,000
                                                                   ------------
TOTAL PREFERRED STOCKS
  (Cost $531,005)                                                       522,160
                                                                   ============

                                                   PRINCIPAL
                                                     AMOUNT
                                                   ---------

CORPORATE BONDS - 0.2%
Dixie Group 7.00%
    Conv. Sub. Deb. due 5/15/12                   $   584,000           297,840
Richardson Electronics 7.25% (c)
    Conv. Sub. Deb. due 12/15/06                    1,319,000         1,055,200
                                                                   ------------
TOTAL CORPORATE BONDS
    (Cost $1,555,818)                                                 1,353,040
                                                                   ============
U.S. TREASURY OBLIGATIONS - 4.3%
U.S. Treasury Notes
    4.25%, due 3/31/03                             25,000,000        25,185,550
   +7.50%, due 2/15/05                              5,000,000         5,606,640
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $30,461,424)                                               30,792,190
                                                                   ============
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Company,
    0.50% dated 12/31/02, due 1/2/03,
    maturity value $8,646,240
    (collateralized by U.S. Treasury Bonds,
    6.00% due 2/15/26, valued at $8,820,698)
    (Cost $8,646,000)                                                 8,646,000
                                                                   ============
TOTAL INVESTMENTS - 100.0%
    (Cost $648,454,027)                                             718,409,065

CASH AND OTHER ASSETS
    LESS LIABILITIES                                                  2,366,558

PREFERRED STOCK                                                    (160,000,000)
                                                                   ------------

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                       $560,775,623
                                                                   ============

--------------------------------------------------------------------------------
     (a) Non-income producing.
     (b) American Depository Receipt.
     (c) At December 31, 2002, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
     (d) A portion of these securities were on loan at December 31, 2002. Total market value of loaned securities at December 31, 2002 was $23,072,285.
     (e) A security for which market quotations are no longer readily available represents 0.3% of investments. This security has been valued at its fair value under procedures established by the Fund's Board of Directors.
      +  New additions in 2002.
         BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF DECEMBER 31, 2002 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $652,067,259. At December 31, 2002, net unrealized appreciation for all securities was $66,341,806, consisting of aggregate gross unrealized appreciation of $170,833,078 and aggregate gross unrealized depreciation of $104,491,272. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
Investments at value (identified cost $639,808,027)                $709,763,065
Repurchase agreement (at cost and value)                              8,646,000
Cash                                                                         32
Collateral from brokers on securities loaned                         25,147,370
Receivable for investments sold                                       6,380,230
Receivable for dividends and interest                                 1,011,806
Prepaid expenses                                                         23,624
--------------------------------------------------------------------------------
    Total Assets                                                    750,972,127
--------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned                          25,147,370
Payable for investments purchased                                     3,821,040
Payable for investment advisory fee                                     802,926
Preferred dividends accrued but not yet declared                        266,225
Accrued expenses                                                        158,943
--------------------------------------------------------------------------------
    Total Liabilities                                                30,196,504
--------------------------------------------------------------------------------
PREFERRED STOCK:
7.80% Cumulative Preferred Stock - $0.001 par value,
  $25 liquidation value per share; 2,400,000 shares outstanding      60,000,000
7.30% Tax-Advantaged Cumulative Preferred Stock - $0.001 par
  value, $25 liquidation value per share; 4,000,000 shares
  outstanding                                                       100,000,000
--------------------------------------------------------------------------------
    Total Preferred Stock                                           160,000,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                       $560,775,623
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Par value of Common Stock - $0.001 per share;
  42,417,362 shares outstanding (150,000,000 shares authorized)    $     42,417
Additional paid-in capital                                          496,006,603
Accumulated net realized loss on investments                         (3,813,147)
Net unrealized appreciation on investments                           69,955,038
Preferred dividends accrued but not yet declared                       (266,224)
--------------------------------------------------------------------------------
Net Assets applicable to Common Stockholders
  (net asset value per share - $13.22)                             $560,775,623
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Year ended       Year ended
                                                   December 31,     December 31,
                                                       2002             2001
                                                   ------------     ------------

INVESTMENT OPERATIONS:
    Net investment income (loss)                  $    (583,347)  $   2,247,245
    Net realized gain on investments                 62,933,497      53,961,553
    Net change in unrealized appreciation
      on investments                               (156,381,089)     46,195,029
--------------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from investment operations       (94,030,939)    102,403,827
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                              (581,030)       (370,182)
    Net realized gain on investments                (11,398,970)    (11,609,818)
--------------------------------------------------------------------------------
       Total distributions to Preferred
         Stockholders                               (11,980,000)    (11,980,000)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE
  TO COMMON STOCKHOLDERS RESULTING FROM
  INVESTMENT OPERATIONS                            (106,010,939)     90,423,827
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                            (2,981,664)     (1,768,474)
    Net realized gain on investments                (58,496,049)    (55,464,014)
--------------------------------------------------------------------------------
       Total distributions to Common Stockholders   (61,477,713)    (57,232,488)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common
      Stockholders                                   39,123,307      32,687,267
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    APPLICABLE TO COMMON STOCKHOLDERS              (128,365,345)     65,878,606
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
    Beginning of year                               689,140,968     623,262,362
--------------------------------------------------------------------------------
    End of year (including undistributed net
      investment income of $2,116,678 in 2001)    $ 560,775,623    $689,140,968
--------------------------------------------------------------------------------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
    Dividends                                                     $   7,614,855
    Interest                                                          2,842,281
--------------------------------------------------------------------------------
Total income                                                         10,457,136
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                         10,689,280
    Stockholder reports                                                 306,974
    Administrative and office facilities expenses                       210,877
    Custody and transfer agent fees                                     213,265
    Directors' fees                                                     115,005
    Professional fees                                                    68,790
    Other expenses                                                      101,360
--------------------------------------------------------------------------------
Total expenses                                                       11,705,551
Fees waived by investment advisor                                      (665,068)
--------------------------------------------------------------------------------
Net expenses                                                         11,040,483
--------------------------------------------------------------------------------
Net investment income (loss)                                           (583,347)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     62,933,497
Net change in unrealized appreciation on investments               (156,381,089)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (93,447,592)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS     (94,030,939)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                             (11,980,000)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS        $(106,010,939)
--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                      Years ended December 31,
                                                                ------------------------------------------------------------------
                                                                        2002       2001        2000         1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $17.31      $16.56     $15.77       $15.72      $16.91
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                         (0.02)       0.05       0.18         0.26        0.17
   Net realized and unrealized gain (loss) on investments               (2.25)       2.58       2.58         1.65        0.67
----------------------------------------------------------------------------------------------------------------------------------
      Total investment operations                                       (2.27)       2.63       2.76         1.91        0.84
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
   Net investment income                                                (0.01)      (0.01)     (0.03)       (0.04)      (0.03)
   Net realized gain on investments                                     (0.28)      (0.30)     (0.30)       (0.32)      (0.26)
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders                     (0.29)      (0.31)     (0.33)       (0.36)      (0.29)
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
      COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS          (2.56)       2.32       2.43         1.55        0.55
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                                (0.07)      (0.05)     (0.13)       (0.15)      (0.16)
   Net realized gain on investments                                     (1.44)      (1.44)     (1.35)       (1.22)      (1.38)
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                        (1.51)      (1.49)     (1.48)       (1.37)      (1.54)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment of distributions by Common Stockholders       (0.02)      (0.08)     (0.16)       (0.13)      (0.09)
   Effect of Preferred Stock offering                                       -           -          -           -        (0.11)
----------------------------------------------------------------------------------------------------------------------------------
      Total capital stock transactions                                  (0.02)      (0.08)     (0.16)       (0.13)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $13.22      $17.31     $16.56       $15.77      $15.72
----------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                            $13.25      $15.72    $14.438      $13.063      $13.75
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Market Value                                                             (6.9)%      20.0%      22.7%         5.7%        1.5%
Net Asset Value                                                         (15.6)%      15.2%      16.6%        11.7%        3.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
   COMMON STOCKHOLDERS:
Total expenses (b,c)                                                     1.72%       1.61%      1.43%        1.39%       1.31%
   Management fee expense                                                1.56%       1.45%      1.25%        1.18%       1.10%
   Other operating expenses                                              0.16%       0.16%      0.18%        0.21%       0.21%
Net investment income (loss)                                            (0.09)%      0.35%      1.18%        1.47%       1.11%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
 End of Period (in thousands)                                        $560,776    $689,141   $623,262     $552,928    $516,963
Liquidation Value of Preferred Stock, End of Period
 (in thousands)                                                      $160,000    $160,000   $160,000     $160,000    $160,000
Portfolio Turnover Rate                                                    35%         30%        36%          41%         43%
PREFERRED STOCK:
Total shares outstanding                                            6,400,000   6,400,000  6,400,000    6,400,000   6,400,000
Asset coverage per share                                              $112.62     $132.68    $122.38      $111.40     $105.78
Liquidation preference per share                                       $25.00      $25.00     $25.00       $25.00      $25.00
Average market value per share:
   7.80% Cumulative (d)                                                $26.37      $25.70     $23.44       $24.98      $25.91
   7.30% Tax-Advantaged Cumulative (d)                                 $25.82      $25.37     $22.35       $24.24      $25.43
----------------------------------------------------------------------------------------------------------------------------------

(a) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.
(b) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.38%, 1.30%, 1.12%, 1.06% and 1.06% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.82%, 1.65%, 1.51%, 1.48% and 1.34% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(d) The average of month-end market values during the period.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
           Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       VALUATION OF INVESTMENTS:
           Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

       INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
           Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

       EXPENSES:
           The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

       TAXES:
           As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

       DISTRIBUTIONS:
           The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

       REPURCHASE AGREEMENTS:
           The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2. SECURITIES LENDING:
         The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at December 31, 2002, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

3. CAPITAL STOCK:
         The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.
         Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.
         The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. The Fund issued 2,615,641 and 2,167,201 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2002 and 2001, respectively.

4. INVESTMENT ADVISORY AGREEMENT:
         As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").
         The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund's month-end net assets attributable to common stockholders plus liquidation value of Preferred Stock for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
         Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate. For the year ended December 31, 2002, the Fund accrued and paid Royce advisory fees totaling $10,024,212, which is net of $665,068 voluntarily waived by Royce.

5. DISTRIBUTIONS TO STOCKHOLDERS:
         The tax character of distributions paid to stockholders during 2002 and 2001 was as follows:
         ---------------------------------------------------------------------
         Distributions paid from:              2002               2001
                                               ----               ----

           Ordinary income                  $ 6,028,029         16,631,761

           Long-term capital gain            67,429,684         52,580,727
                                             ----------         ----------

                                            $73,457,713        $69,212,488
                                            ===========        ===========
         ---------------------------------------------------------------------

         As of December 31, 2002, the tax basis components of distributable earnings included in stockholders' equity were as follows:
         ----------------------------------------------
         Post October Loss                  $  (199,915)

         Unrealized appreciation             66,341,806

         Accrued preferred distributions       (266,224)
                                            -----------

                                            $65,875,667
                                            ===========
         ----------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.  PURCHASES AND SALES OF INVESTMENT SECURITIES:
           For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $290,458,749 and $274,219,404, respectively.

7.  TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:
           An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2002:

------------------------------------------------------------------------------------------------------------------------------------
                                         Purchases                  Sales
                                    -------------------      --------------------


        Affiliated Company           Shares       Cost       Shares          Cost      Realized Gain (Loss)      Dividend Income
        ------------------           ------       ----       ------          ----      --------------------      ---------------

Open Plan Systems                       --         --         376,000     $  927,874        $  (924,114)                  --

PCD                                   5,300     $  2,756      482,900      2,705,721         (2,659,433)                  --

Patriot Transportation Holdings         --         --          30,000        558,200            100,805                   --

Peerless Mfg.                           --         --           --            --                  --                      --

Richardson Electronics               10,000      106,750      190,300      1,375,899           (190,330)                $22,036

Richardson Electronics
  7.25% Conv. due 12/15/06              --         --           --            --                  --                      --

RockShox                                --         --       1,141,400        537,508            (69,534)                  --
------------------------------------------------------------------------------------------------------------------------------------

8.  PREFERRED STOCK PRESENTATION
           To reflect recent accounting guidance from the Securities and Exchange Commission, the Statement of Assets and Liabilities has been modified to present the liquidation value of Preferred Stock below Liabilities and above Net Assets Applicable to Common Stockholders. As revised, Preferred Stock is no longer included as a component of net assets of the Fund. Likewise, the Statement of Operations, the Statement of Changes in Net Assets, and the Financial Highlights have been revised to show distributions to Preferred Stockholders as a component of the net decrease in net assets applicable to Common Stockholders resulting from investment operations. These modifications do not change the amount of net assets applicable to Common Stockholders, the net asset value per share of Common Stock, or the total return per share of Common Stock.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF ROYCE VALUE TRUST, INC.
  We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                              TAIT, WELLER & BAKER



Philadelphia, PA
January 15, 2003, except for Note 8, as to which the date is September 12, 2003.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.1%
                                                       SHARES             VALUE
                                                       ------             -----
CONSUMER PRODUCTS - 7.0%
Apparel and Shoes - 2.5%
    Jones Apparel Group (a)                            81,500   $     2,384,690
    K-Swiss Cl. A                                     119,000         4,107,880
    Nautica Enterprises (a)                            83,700         1,073,871
    Oshkosh B'Gosh Cl. A                              104,300         2,816,100
    Polo Ralph Lauren Cl. A                           150,000         3,868,500
    Timberland Company Cl. A (a)                       10,000           528,600
    WEYCO GROUP                                       112,664         5,183,671
    Wolverine World Wide                               94,400         1,818,144
                                                                 ---------------
                                                                     21,781,456
                                                                 ---------------

Collectibles - 0.2%
    The Boyds Collection (a)                          234,200         1,103,082
    Enesco Group (a)                                  117,200           867,280
                                                                 ---------------
                                                                      1,970,362
                                                                 ---------------

Food/Beverage/Tobacco - 0.6%
    800 JR Cigar (a,e)                                172,400         2,241,200
    Hain Celestial Group (a)                           37,800           604,422
    Hershey Creamery                                      709         1,772,500
    Lancaster Colony                                   16,900           653,354
                                                                 ---------------
                                                                      5,271,476
                                                                 ---------------

Home Furnishing/Appliances - 1.1%
    Bassett Furniture Industries                      116,675         1,549,444
    Falcon Products (a,c)                             782,600         3,310,398
    La-Z-Boy (d)                                       68,200         1,526,316
    Lifetime Hoan (d)                                 295,327         2,250,392
    Natuzzi ADR (b)                                    62,200           498,844
                                                                 ---------------
                                                                      9,135,394
                                                                 ---------------

Publishing - 0.5%
    Martha Stewart Living Omnimedia Cl. A (a,d)         6,000            56,340
    Scholastic Corporation (a)                        130,000         3,871,400
                                                                 ---------------
                                                                      3,927,740
                                                                 ---------------

Sports and Recreation - 0.7%
    Callaway Golf                                      35,000           462,700
    Coachmen Industries                                67,700           809,015
    Fleetwood Enterprises (a,d)                       234,300         1,733,820
    Monaco Coach (a)                                  141,050         2,162,296
    Thor Industries                                    22,100           902,122
                                                                 ---------------
                                                                      6,069,953
                                                                 ---------------

Other Consumer Products - 1.4%
    Blyth                                              54,700         1,487,840
    Burnham Corporation Cl. B                          18,000           859,500
    Fossil (a)                                         15,000           353,400
    Lazare Kaplan International (a)                   103,600           600,880
    Matthews International Cl. A                      196,000         4,852,960
    Oakley (a)                                        243,100         2,861,287
    Scotts (The) Cl. A (a)                             20,000           990,000
                                                                 ---------------
                                                                     12,005,867
                                                                 ---------------
TOTAL (Cost $42,721,425)                                             60,162,248
                                                                 ===============

CONSUMER SERVICES - 5.1%
Leisure/Entertainment - 0.5%
    Ascent Media Group Cl. A (a,d)                    380,900           472,316
    Corus Entertainment Cl. B (a,d)                    22,000           370,920
    Gemstar-TV Guide International (a)                215,100         1,094,859
    Hasbro                                             50,000           874,500
    Magna Entertainment Cl. A (a)                     198,800           994,000
    Shuffle Master (a,d)                                5,000           146,950
    TiVo (a)                                           17,000           209,950
                                                                 ---------------
                                                                      4,163,495
                                                                 ---------------

Restaurants/Lodgings - 1.4%
    Benihana Cl. A (a,d)                               57,500           759,000
    CEC Entertainment (a)                              30,000         1,107,900
    Four Seasons Hotels (d)                            80,000         3,460,800
    IHOP CORPORATION (d)                              161,700         5,104,869
    Jack in the Box (a)                                10,000           223,000
    Prime Hospitality (a,d)                           106,100           711,931
    Ryan's Family Steak Houses (a,d)                   48,900           684,600
                                                                 ---------------
                                                                     12,052,100
                                                                 ---------------

Retail Stores - 2.3%
    Big Lots (a)                                      307,200         4,620,288
    Charming Shoppes (a,d)                            803,400         3,992,898
    Claire's Stores                                   127,700         3,238,472
    Payless ShoeSource (a)                            289,600         3,620,000
    Stein Mart (a)                                    192,800         1,154,872
    Urban Outfitters (a,d)                             83,800         3,008,420
                                                                 ---------------
                                                                     19,634,950
                                                                 ---------------

Other Consumer Services - 0.9%
    ITT Educational Services (a)                      120,000         3,510,000
    Sotheby's Holdings Cl. A (a,d)                    540,200         4,019,088
    Strayer Education                                  10,000           794,500
                                                                 ---------------
                                                                      8,323,588
                                                                 ---------------
TOTAL (Cost $42,102,506)                                             44,174,133
                                                                 ===============
FINANCIAL INTERMEDIARIES - 9.3%
Banking - 2.3%
    BOK Financial (a)                                 125,561         4,842,888
    Farmers & Merchants Bank of Long Beach              1,266         4,665,210
    First National Bank Alaska                          2,130         3,197,130
    Mechanics Bank                                        200         3,500,000
    Mercantile Bankshares                              20,000           787,600
    NetBank                                            70,000           921,200
    Oriental Financial Group                           79,750         2,048,777
                                                                 ---------------
                                                                     19,962,805
                                                                 ---------------

Insurance - 6.3%
    Argonaut Group (a)                                187,000         2,305,710
    ERIE INDEMNITY COMPANY CL. A                      169,900         7,008,375
    Everest Re Group                                   12,600           963,900
    Fidelity National Financial                        12,843           395,051
    First American                                     31,700           835,295
    Leucadia National                                  51,500         1,911,680
    Markel Corporation (a)                              4,200         1,075,200
    Montpelier Re Holdings (a)                         53,000         1,674,800
    NYMAGIC                                            85,200         1,726,152
    Navigators Group (a)                               83,200         2,481,024
    PICO Holdings (a)                                 154,300         2,005,900
    PMA Capital Cl. A (d)                             231,700         2,912,469
    PXRE Group                                        176,551         3,495,710
    Philadelphia Consolidated Holding (a)              35,000         1,414,000
    The Phoenix Companies (d)                          81,900           739,557
    PROASSURANCE CORPORATION (a)                      202,070         5,453,869
    RLI                                               118,724         3,906,020
    Reinsurance Group of America (d)                   30,000           963,000
    Trenwick Group (a,d)                              212,260            65,801
    Wesco Financial                                     9,850         3,073,200

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
FINANCIAL INTERMEDIARIES (CONTINUED)
Insurance (continued)
    WHITE MOUNTAINS INSURANCE GROUP (d)                16,900   $     6,675,500
    Zenith National Insurance (d)                     106,900         3,046,650
                                                                 ---------------
                                                                     54,128,863
                                                                 ---------------

Securities Brokers - 0.6%
    E*TRADE Group (a)                                 575,000         4,887,500
    Knight Trading Group (a)                          115,000           715,300
                                                                 ---------------
                                                                      5,602,800
                                                                 ---------------

Other Financial Intermediaries - 0.1%
    Chicago Mercantile Exchange (d)                    10,000           696,300
                                                                 ---------------
TOTAL (Cost $50,876,045)                                             80,390,768
                                                                 ===============
FINANCIAL SERVICES - 6.2%
Information and Processing - 2.1%
    BARRA (a)                                          42,200         1,506,540
    eFunds Corporation (a)                            167,675         1,933,293
    FACTSET RESEARCH SYSTEMS (d)                      140,000         6,167,000
    Fair Isaac                                          5,190           267,025
    Global Payments                                    61,500         2,183,250
    Moody's Corporation                                50,000         2,635,500
    National Processing (a,d)                          20,000           321,600
    SEI Investments                                    93,200         2,982,400
                                                                 ---------------
                                                                     17,996,608
                                                                 ---------------

Insurance Brokers - 1.0%
    Brown & Brown                                      20,000           650,000
    Crawford & Co. Cl. A                              297,350         1,442,147
    Crawford & Co. Cl. B                               75,300           369,723
    Gallagher (Arthur J.) & Company                   106,200         2,888,640
    Hilb, Rogal & Hamilton                            105,550         3,592,922
                                                                 ---------------
                                                                      8,943,432
                                                                 ---------------

Investment Management - 2.7%
    Affiliated Managers Group (a,d)                    60,000         3,657,000
    Alliance Capital Management Holding L.P.          139,000         5,073,500
    BKF Capital Group (a)                              94,000         2,052,020
    BlackRock Cl. A (a,d)                              35,000         1,576,400
    Eaton Vance                                        80,200         2,534,320
    Federated Investors Cl. B                          35,000           959,700
    Neuberger Berman (d)                              105,000         4,190,550
    Nuveen Investments Cl. A                          119,200         3,247,008
                                                                 ---------------
                                                                     23,290,498
                                                                 ---------------

Other Financial Services - 0.4%
    PRG-Schultz International (a,d)                   284,200         1,676,780
    Van der Moolen Holding ADR (b)                    119,000         1,642,200
                                                                 ---------------
                                                                      3,318,980
                                                                 ---------------
TOTAL (Cost $37,351,067)                                             53,549,518
                                                                 ===============
HEALTH - 8.1%
Commercial Services - 1.5%
    IDEXX Laboratories (a)                            104,100         3,506,088
    PAREXEL International (a,d)                       277,700         3,873,915
    Pharmaceutical Product Development (a)             10,000           287,300
    Quintiles Transnational (a)                       130,300         1,848,957
    Sybron Dental Specialties (a,d)                    21,000           495,600
    The TriZetto Group (a)                            190,200         1,148,808
    Young Innovations (a)                              77,550         2,210,175
                                                                 ---------------
                                                                     13,370,843
                                                                 ---------------
Drugs and Biotech - 2.3%
    Abgenix (a,d)                                      38,000           398,620
    Affymetrix (a,d)                                   96,600   $     1,903,986
    Antigenics (a,d)                                   38,500           443,520
    Applera Corporation - Celera
        Genomics Group (a)                            199,200         2,055,744
    Biopure Corporation Cl. A (a,d)                    43,200           263,952
    BioSource International (a)                         1,600            11,040
    Celgene Corporation (a)                            40,000         1,216,000
    Cephalon (a)                                        4,900           201,684
    Cerus Corporation (a)                              21,700           163,401
    Chiron Corporation (a)                             21,800           953,096
    DUSA Pharmaceuticals (a)                           79,700           200,047
    Endo Pharmaceuticals Holdings (a)                 120,000         2,030,400
    Genzyme Corporation - General Division (a)         28,000         1,170,400
    Human Genome Sciences (a)                          90,000         1,144,800
    IDEC Pharmaceuticals (a,d)                         28,100           955,400
    Invitrogen Corporation (a)                         40,000         1,534,800
    Lexicon Genetics (a)                              256,200         1,719,102
    Millennium Pharmaceuticals (a)                     50,000           786,500
    Perrigo Company                                   169,900         2,657,236
    Shire Pharmaceuticals Group ADR (a,b)              20,853           410,804
                                                                 ---------------
                                                                     20,220,532
                                                                 ---------------

Health Services - 1.3%
    Accredo Health (a)                                  8,705           189,769
    Albany Molecular Research (a)                      65,000           981,500
    First Consulting Group (a)                        315,900         1,475,253
    Gene Logic (a,d)                                  138,100           824,457
    Gentiva Health Services (a)                        30,150           271,350
    Health Management Associates Cl. A                 27,400           505,530
   +IMPATH (a,d)                                       93,000         1,315,020
    Lincare Holdings (a)                               24,600           775,146
    Manor Care (a)                                     58,300         1,458,083
    MedQuist (a)                                       73,893         1,495,594
    On Assignment (a)                                 293,200         1,172,800
    Quovadx (a)                                       168,400           503,516
                                                                 ---------------
                                                                     10,968,018
                                                                 ---------------

Personal Care - 0.6%
    Ocular Sciences (a,d)                             177,500         3,523,375
    Regis                                              57,200         1,661,660
                                                                 ---------------
                                                                      5,185,035
                                                                 ---------------

Surgical Products and Devices - 2.4%
    Allied Healthcare Products (a)                     60,000           214,200
    ARROW INTERNATIONAL                               151,100         6,671,065
    CONMED Corporation (a)                             38,500           703,010
    Datascope                                          34,000         1,009,460
    Diagnostic Products                                25,000         1,026,250
    Haemonetics (a)                                    92,900         1,737,230
    Invacare                                          100,000         3,300,000
    Novoste (a)                                        66,500           399,000
    STERIS (a)                                         48,600         1,122,174
    Varian Medical Systems (a)                         60,800         3,500,256
    Zoll Medical (a)                                   20,200           677,912
                                                                 ---------------
                                                                     20,360,557
                                                                 ---------------
TOTAL (Cost $60,623,736)                                             70,104,985
                                                                 ===============
INDUSTRIAL PRODUCTS - 13.4%
Building Systems and Components - 1.1%
    Decker Manufacturing                                6,022           198,726
    Preformed Line Products Company                   131,600         1,928,598
    SIMPSON MANUFACTURING (a,d)                       190,400         6,968,640
                                                                 ---------------
                                                                      9,095,964
                                                                 ---------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
INDUSTRIAL PRODUCTS (CONTINUED)
Construction Materials - 1.8%
    ASH GROVE CEMENT COMPANY CL. B                     50,518   $     5,961,124
    ElkCorp                                            25,000           562,500
    FLORIDA ROCK INDUSTRIES                           153,800         6,348,864
    Oregon Steel Mills (a)                            247,900           718,910
    Synalloy Corporation (a,c)                        345,000         1,873,350
                                                                 ---------------
                                                                     15,464,748
                                                                 ---------------

Industrial Components - 1.8%
    Bel Fuse Cl. A                                     53,200         1,090,600
    Belden (d)                                         95,800         1,522,262
    C & D Technologies                                 50,000           718,000
    Donaldson Company                                  26,000         1,155,700
    Kaydon Corporation                                171,200         3,560,960
    Penn Engineering & Manufacturing                  251,600         3,434,340
    Penn Engineering & Manufacturing Cl. A             77,600           942,064
    PerkinElmer                                       135,000         1,864,350
    Powell Industries (a)                              57,400           840,336
    Woodhead Industries                                45,400           568,408
                                                                 ---------------
                                                                     15,697,020
                                                                 ---------------

Machinery - 3.5%
    Cognex Corporation (a)                            163,400         3,651,990
    COHERENT (a)                                      233,700         5,534,016
    Federal Signal (d)                                 58,600         1,029,602
    Graco                                              26,550           849,600
    Lincoln Electric Holdings                         237,880         4,855,131
    National Instruments (a,d)                         41,100         1,552,758
    Nordson Corporation                               172,200         4,106,970
    Oshkosh Truck                                      13,000           771,160
    PAXAR Corporation (a)                             370,100         4,071,100
    Woodward Governor                                  83,600         3,594,800
                                                                 ---------------
                                                                     30,017,127
                                                                 ---------------

Paper and Packaging - 0.4%
    Peak International (a)                            408,400         1,816,972
    Sealed Air (a)                                     34,000         1,620,440
                                                                 ---------------
                                                                      3,437,412
                                                                 ---------------

Pumps, Valves and Bearings - 0.7%
    Baldor Electric                                    62,900         1,295,740
    ConBraCo Industries                                 7,630           587,510
    Denison International ADR (a,b)                    79,400         1,528,450
    Franklin Electric                                  23,600         1,313,340
    NN                                                127,100         1,609,086
                                                                 ---------------
                                                                      6,334,126
                                                                 ---------------

Specialty Chemicals and Materials - 1.2%
    Arch Chemicals                                     38,200           729,620
    CFC International (a)                             123,500           666,900
    Commercial Metals                                   5,000            88,950
    Hawkins                                           301,278         3,018,806
    MACDERMID                                         211,631         5,565,895
                                                                 ---------------
                                                                     10,070,171
                                                                 ---------------

Textiles - 0.4%
    Fab Industries (a)                                209,800         1,930,160
    Unifi (a)                                         285,100         1,767,620
                                                                 ---------------
                                                                      3,697,780
                                                                 ---------------

Other Industrial Products - 2.5%
    BHA Group Holdings                                187,252         3,709,462
    Brady Corporation Cl. A                           129,400         4,315,490
    Diebold                                           100,000         4,325,000
    IMPCO Technologies (a)                             15,500            95,480
    KIMBALL INTERNATIONAL CL. B                       334,880         5,224,128
    Maxwell Technologies (a,d)                         21,500           123,840
    Myers Industries                                   52,727           500,907
    Peerless Mfg. (a,c)                               158,600         1,752,530
    Quantum Fuel Systems Technologies
       Worldwide (a,d)                                 15,500            34,565
    Steelcase Cl. A (d)                                82,500           970,200
    Trinity Industries (d)                             20,000           370,200
                                                                 ---------------
                                                                     21,421,802
                                                                 ---------------
TOTAL (Cost $83,669,214)                                            115,236,150
                                                                 ===============
INDUSTRIAL SERVICES - 13.4%
Advertising/Publishing - 0.7%
    Catalina Marketing (a,d)                              60,000      1,059,000
    Cordiant Communications Group ADR (a,b)              100,000         28,000
    Grey Global Group                                      3,817      2,948,671
    Interpublic Group of Companies (a)                   155,000      2,073,900
                                                                 ---------------
                                                                      6,109,571
                                                                 ---------------

Commercial Services - 5.0%
    ABM Industries (d)                                119,200         1,835,680
    ALLIED WASTE INDUSTRIES (a)                       569,800         5,726,490
    Carlisle Holdings (a)                             204,900           676,170
    Central Parking (d)                               171,400         2,118,504
    Convergys Corporation (a)                         156,000         2,496,000
    Core Laboratories (a)                             125,200         1,352,160
    Cornell Companies (a)                             124,400         1,883,416
    Covance (a)                                       132,700         2,401,870
    Hewitt Associates Cl. A (a)                        40,000           942,000
   +Hudson Highland Group (a,d)                        11,174           212,418
    iGATE Corporation (a)                             144,500           501,415
    Iron Mountain (a)                                 127,450         4,727,120
    Korn/Ferry International (a)                      189,400         1,534,140
    Learning Tree International (a,d)                  53,400           834,642
    MPS Group (a)                                     539,300         3,710,384
    Manpower                                           55,800         2,069,622
    Metro One Telecommunications (a,d)                 25,000           129,000
    Monster Worldwide (a)                             149,000         2,939,770
    New Horizons Worldwide (a)                        136,500           584,220
    RemedyTemp Cl. A (a,d)                             78,500           724,555
    Renaissance Learning (a,d)                         10,000           219,000
    Spherion Corporation (a)                          109,000           757,550
    TRC Companies (a,d)                                53,000           782,280
    United Stationers (a)                              23,000           831,910
    Wackenhut Corrections (a)                          21,100           289,281
    Watson Wyatt & Company Holdings Cl. A (a)          45,000         1,043,100
    West Corporation (a)                               75,000         1,998,750
                                                                 ---------------
                                                                     43,321,447
                                                                 ---------------

Engineering and Construction - 0.5%
    EMCOR Group (a)                                    15,000           740,400
    Jacobs Engineering Group (a)                       20,000           843,000
    McDermott International (a)                        71,000           449,430
    Washington Group International (a)                100,000         2,196,000
                                                                 ---------------
                                                                      4,228,830
                                                                 ---------------

Food/Tobacco Processors - 0.9%
    FARMER BROS.                                       15,000         5,089,350
    MGP Ingredients                                   321,200         2,805,682
                                                                 ---------------
                                                                      7,895,032
                                                                 ---------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
INDUSTRIAL SERVICES (CONTINUED)
Industrial Distribution - 1.1%
    Central Steel & Wire                                3,699   $     1,387,125
    RITCHIE BROS. AUCTIONEERS (a)                     155,200         5,976,752
    Strategic Distribution (a)                        115,000         1,870,015
                                                                 ---------------
                                                                      9,233,892
                                                                 ---------------

Printing - 1.5%
    Bowne & Co.                                       383,100         4,991,793
    Ennis Business Forms                               62,700           912,285
    Moore Wallace (a)                                  90,700         1,331,476
    NEW ENGLAND BUSINESS SERVICE                      178,300         5,349,000
                                                                 ---------------
                                                                     12,584,554
                                                                 ---------------

Transportation and Logistics - 3.1%
    Airborne                                          100,000         2,090,000
    AirNet Systems (a)                                219,000           886,950
    Atlas Air Worldwide Holdings (a,d)                210,000           308,700
    Brink's Company (The)                             137,278         2,000,140
    C. H. Robinson Worldwide                           40,000         1,422,400
    CNF                                                62,600         1,588,788
    Continental Airlines Cl. B (a,d)                  150,000         2,245,500
    EGL (a,d)                                         198,525         3,017,580
    Forward Air (a,d)                                 148,000         3,754,760
    Frozen Food Express Industries (a)                306,635           968,967
    Hub Group Cl. A (a)                                77,000           676,060
    Landstar System (a)                                33,800         2,124,330
    Patriot Transportation Holding (a)                136,300         3,842,297
    UTI Worldwide                                      45,000         1,403,550
                                                                 ---------------
                                                                     26,330,022
                                                                 ---------------

Other Industrial Services - 0.6%
    Landauer                                          117,900         4,931,757
    Republic Services (a)                              18,600           421,662
                                                                 ---------------
                                                                      5,353,419
                                                                 ---------------
TOTAL (Cost $90,768,813)                                            115,056,767
                                                                 ===============
NATURAL RESOURCES - 6.6%
Energy Services - 2.7%
    Carbo Ceramics (d)                                105,600         3,933,600
    ENSCO International                                 6,443           173,317
    Global Industries (a)                             119,500           575,990
    Hanover Compressor Company (a)                    175,000         1,977,500
    Helmerich & Payne                                  98,400         2,873,280
    Input/Output (a)                                  540,100         2,905,738
    Precision Drilling (a)                             37,500         1,416,000
    TETRA Technologies (a)                             49,000         1,452,850
    Tidewater                                          21,600           634,392
    Universal Compression Holdings (a)                115,000         2,398,900
    Willbros Group (a)                                485,600         5,045,384
                                                                 ---------------
                                                                     23,386,951
                                                                 ---------------

Oil and Gas - 2.0%
    Tom Brown (a)                                      76,000         2,112,040
   +Chesapeake Energy (d)                              73,000           737,300
    Cimarex Energy (a)                                138,170         3,281,537
    Denbury Resources (a)                             352,600         4,735,418
    EOG Resources                                       5,000           209,200
    EnCana Corporation                                 21,638           830,250
    Husky Energy                                       85,000         1,097,179
    PetroCorp (a)                                     154,900         1,727,135
    Prima Energy (a)                                   17,500           365,400
    Toreador Resources (a)                            100,300           301,903
    Veritas DGC (a)                                   123,000         1,414,500
    Vintage Petroleum                                  48,300           544,824
                                                                 ---------------
                                                                     17,356,686
                                                                 ---------------

Precious Metals and Mining - 0.7%
    AngloGold ADR (b,d)                               111,900         3,569,610
    Glamis Gold (a)                                   115,000         1,319,050
    Gold Fields ADR (b)                                57,800           704,004
    MK Gold (a)                                       517,900           393,604
    Stillwater Mining (a)                              60,000           308,400
                                                                 ---------------
                                                                      6,294,668
                                                                 ---------------

Real Estate - 1.2%
    Alico                                              52,000         1,283,880
    Chelsea Property Group                             55,000         2,217,050
    Consolidated-Tomoka Land                           13,564           340,728
    Public Storage                                     45,000         1,524,150
    Trammell Crow Company (a)                         432,400         4,587,764
                                                                 ---------------
                                                                      9,953,572
                                                                 ---------------
TOTAL (Cost $41,719,336)                                             56,991,877
                                                                 ===============
TECHNOLOGY - 20.2%
Aerospace/Defense - 0.9%
    Curtiss-Wright (d)                                 58,300         3,684,560
    Ducommun (a)                                      117,200         1,652,520
    Herley Industries (a)                              32,000           543,360
    Integral Systems (a)                               74,800         1,487,024
                                                                 ---------------
                                                                      7,367,464
                                                                 ---------------

Components and Systems - 5.4%
    Adaptec (a,d)                                      99,500           774,110
    Advanced Digital Information (a)                   79,000           789,210
    American Power Conversion                         231,200         3,604,408
    Analogic Corporation                                5,000           243,800
    Catapult Communications (a)                        75,100           797,562
    Dionex Corporation (a)                             89,000         3,537,750
    Excel Technology (a)                              168,500         3,846,855
    Imation Corporation                                35,700         1,350,174
    InFocus Corporation (a)                            79,000           372,880
    KEMET Corporation (a,d)                           135,000         1,363,500
    Kronos (a)                                         35,850         1,821,538
    Methode Electronics Cl. A                          50,000           537,500
    Newport Corporation (a,d)                         102,600         1,518,480
    Pemstar (a,d)                                     220,000           921,800
    Perceptron (a)                                    397,400         2,384,400
    Radiant Systems (a)                                47,500           320,150
    Rainbow Technologies (a)                          116,900           983,129
    REMEC (a,d)                                       214,200         1,490,832
    Scitex (a)                                        245,700           624,078
    Storage Technology (a)                             90,000         2,316,600
    Symbol Technologies                               304,900         3,966,749
    TTM Technologies (a)                              280,500         1,315,545
    Technitrol (a)                                    285,900         4,302,795
    Tektronix (a)                                      65,000         1,404,000
    Vishay Intertechnology (a)                         83,900         1,107,480
    Zebra Technologies Cl. A (a)                       62,500         4,699,375
                                                                 ---------------
                                                                     46,394,700
                                                                 ---------------

Distribution - 2.5%
    Anixter International (a,d)                        41,900           981,717
    Arrow Electronics (a)                             316,100         4,817,364
    AVNET (a,d)                                       405,355         5,139,901
    Benchmark Electronics (a)                          45,400         1,396,504

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
                                                       ------             -----
TECHNOLOGY (CONTINUED)
Distribution (continued)
    Brightpoint (a)                                    11,286   $       138,818
    Insight Enterprises (a)                            71,500           719,290
    Plexus (a)                                        274,600         3,166,138
    TECH DATA (a)                                     200,500         5,355,355
                                                                 ---------------
                                                                     21,715,087
                                                                 ---------------

Internet Software and Services - 0.8%
    CNET Networks (a)                                 265,400         1,653,442
    CryptoLogic (a)                                   202,000         1,510,960
    CyberSource Corporation (a)                        10,000            27,400
    DoubleClick (a)                                   166,700         1,541,975
    EarthLink (a)                                     122,700           968,103
   +Overture Services (a,d)                             5,000            90,650
    RealNetworks (a)                                   85,400           579,012
   +Satyam Computer Services ADR (b,d)                 20,000           198,600
    Stamps.com (a)                                     80,300           385,440
    Vastera (a)                                        15,000            89,550
                                                                 ---------------
                                                                      7,045,132
                                                                 ---------------

IT Services - 4.3%
    American Management Systems (a)                   331,900         4,739,532
    Answerthink (a)                                   655,000         1,264,150
    BearingPoint (a)                                  486,000         4,689,900
    CIBER (a)                                          70,000           491,400
    Covansys Corporation (a)                          251,600           772,412
    DiamondCluster International Cl. A (a)            288,900         1,071,819
    Forrester Research (a)                             91,500         1,496,940
    Gartner Cl. A (a)                                 166,000         1,258,280
    CGI Group Cl. A (a)                               106,700           642,334
    KEANE (a)                                         497,000         6,774,110
    MAXIMUS (a,d)                                     113,000         3,122,190
    Perot Systems Cl. A (a)                           165,100         1,875,536
    QRS Corporation (a)                                57,500           304,750
    Sapient Corporation (a)                         1,124,400         3,114,588
    Syntel (a)                                         72,400         1,138,852
    Unisys Corporation (a)                            325,000         3,991,000
                                                                 ---------------
                                                                     36,747,793
                                                                 ---------------

Semiconductors and Equipment - 2.9%
    Artisan Components (a)                             15,000           339,150
    BE Semiconductor Industries (a)                    58,000           310,300
    Credence Systems (a)                               10,600            89,782
    Cymer (a,d)                                        14,500           464,145
    DSP Group (a)                                     115,000         2,475,950
    DuPont Photomasks (a)                              35,000           659,050
    Electroglas (a,d)                                 281,700           369,027
    Exar Corporation (a)                               92,300         1,461,109
    Fairchild Semiconductor Cl. A (a)                 183,000         2,340,570
    GlobespanVirata (a)                                85,000           701,250
    Helix Technology (d)                               51,900           686,637
    Integrated Circuit Systems (a,d)                  135,000         4,243,050
    Intevac (a,d)                                     216,650         1,455,888
    Kulicke & Soffa Industries (a)                    105,800           676,062
    Lattice Semiconductor (a)                         264,000         2,172,720
    Mentor Graphics (a,d)                             225,700         3,268,136
    National Semiconductor (a)                         43,200           851,904
    Novellus Systems (a)                               12,000           439,452
    NVIDIA Corporation (a)                             14,000           322,140
    ParthusCeva (a)                                    31,666           258,078
    Semitool (a)                                       50,000           246,500
    Veeco Instruments (a,d)                            65,000         1,106,950
                                                                 ---------------
                                                                     24,937,850
                                                                 ---------------

Software - 1.9%
    Adobe Systems                                      30,000           962,100
    ANSYS (a)                                          45,500         1,415,050
    Aspen Technology (a,d)                             27,100           130,080
    Autodesk                                          251,000         4,056,160
    Business Objects ADR (a,b,d)                       25,500           559,725
    JDA Software Group (a)                            149,900         1,677,381
    MRO Software (a)                                   46,000           396,980
    MSC.Software (a,d)                                 42,600           287,124
    Macromedia (a)                                     61,600         1,296,064
    Manugistics Group (a,d)                            49,200           202,212
    Novell (a)                                        146,000           449,680
    Phoenix Technologies (a,d)                         40,900           231,085
    Progress Software (a)                              50,500         1,046,865
    SPSS (a)                                          107,500         1,799,550
    Transaction Systems Architects Cl. A (a)          237,300         2,126,208
                                                                 ---------------
                                                                     16,636,264
                                                                 ---------------

Telecommunication - 1.5%
    ADC Telecommunications (a)                        113,000           263,064
    ADTRAN (a)                                         40,000         2,040,800
    Allegiance Telecom (a,d)                        2,016,700           110,918
    Anaren (a,d)                                       30,000           281,100
    Andrew Corporation (a)                             30,000           276,000
    Arris Group (a,d)                                  70,000           347,200
    Comverse Technology (a)                            30,000           450,900
    Globecomm Systems (a)                             233,700           766,536
    IDT Corporation (a,d)                              25,000           447,500
    IDT Corporation Cl. B (a)                          40,000           704,000
    Inet Technologies (a)                              65,000           648,050
    Level 3 Communications (a,d)                      408,400         2,711,776
    Liberty Satellite & Technology Cl. A (a,d)        196,530           510,978
    PECO II (a)                                        93,600            58,781
    Plantronics (a)                                    55,100         1,194,017
    Polycom (a,d)                                      37,000           512,820
    Sycamore Networks (a)                              38,000           145,540
    Time Warner Telecom Cl. A (a)                     204,000         1,299,480
                                                                 ---------------
                                                                     12,769,460
                                                                 ---------------
TOTAL (Cost $167,662,238)                                           173,613,750
                                                                 ===============
UTILITIES - 0.1%
    Southern Union (a)                                 10,000           169,400
                                                                 ---------------
TOTAL (Cost $132,500)                                                   169,400
                                                                 ===============
MISCELLANEOUS - 1.7%
TOTAL (Cost $11,930,853)                                             14,181,950
                                                                 ===============
TOTAL COMMON STOCKS
    (Cost $629,557,734)                                             783,631,546
                                                                 ===============
PREFERRED STOCKS - 0.1%
Aristotle Corporation 11.00% Conv.                      4,800            33,888
SVB Capital I 8.25%                                    20,000           499,980
                                                                 ---------------
TOTAL PREFERRED STOCKS
    (Cost $531,005)                                                     533,868
                                                                 ===============

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT             VALUE
                                                       ------             -----
CORPORATE BONDS - 0.2%
Dixie Group 7.00%
    Conv. Sub. Deb. due 5/15/12                  $    537,000   $       322,200
Richardson Electronics 7.25%
    Conv. Sub. Deb. due 12/15/06                    1,319,000         1,081,580
                                                                 ---------------
TOTAL CORPORATE BONDS
    (Cost $1,544,984)                                                 1,403,780
                                                                 ===============

U.S. TREASURY OBLIGATIONS - 3.2%
U.S. Treasury Notes
    5.625%, due 2/15/06                            25,000,000        27,649,425
                                                                 ---------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $27,453,124)                                               27,649,425
                                                                 ===============

REPURCHASE AGREEMENT - 5.4%
State Street Bank & Trust Company,
    0.30% dated 6/30/03, due 7/1/03,
    maturity value $46,399,387
    (collateralized by U.S. Treasury Notes,
    1.75% due 12/31/04, valued at $47,329,137)
    (Cost $46,399,000)                                          $    46,399,000
                                                                 ===============
TOTAL INVESTMENTS - 100.0%
    (Cost $705,485,847)                                             859,617,619

LIABILITIES LESS CASH
    AND OTHER ASSETS -                                                 (396,423)

PREFERRED STOCK                                                    (160,000,000)
                                                                 ---------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                    $   699,221,196
                                                                 ===============


--------------------------------------------------------------------------------

(a)  Non-income producing.
(b)  American Depository Receipt.
(c) At June 30, 2003, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
(d) A portion of these securities were on loan at June 30, 2003. Total market value of loaned securities at June 30, 2003 was $33,925,944.
(e) A security for which market quotations are no longer readily available represents 0.3% of investments. This security has been valued at its fair value under procedures established by the Fund's Board of Directors.
+    New additions in 2003.
     BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF JUNE 30, 2003 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $709,157,702. At June 30, 2003, net unrealized appreciation for all securities was $150,459,917, consisting of aggregate gross unrealized appreciation of $228,856,672 and aggregate gross unrealized depreciation of $78,396,755. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $659,086,847)                $813,218,619
Repurchase agreement (at cost and value)                             46,399,000
Cash                                                                        126
Collateral from brokers on securities loaned                         36,246,784
Receivable for investments sold                                         612,103
Receivable for dividends and interest                                   929,758
--------------------------------------------------------------------------------
    Total Assets                                                    897,406,379
--------------------------------------------------------------------------------

LIABILITIES:
Payable for collateral on securities loaned                          36,246,784
Payable for investments purchased                                       637,532
Payable for investment advisory fee                                     809,646
Preferred dividends accrued but not yet declared                        266,225
Accrued expenses                                                        224,996
--------------------------------------------------------------------------------
    Total Liabilities                                                38,185,183
--------------------------------------------------------------------------------

PREFERRED STOCK:
7.80% Cumulative Preferred Stock - $0.001 par value,
  $25 liquidation value per share;
  2,400,000 shares outstanding                                       60,000,000
7.30% Tax-Advantaged Cumulative Preferred Stock -
  $0.001 par value, $25 liquidation value
  per share; 4,000,000 shares outstanding                           100,000,000
--------------------------------------------------------------------------------
    Total Preferred Stock                                           160,000,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                       $699,221,196
--------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Par value of Common Stock - $0.001 per share;
  48,820,755 shares outstanding (150,000,000 shares authorized)    $     48,821
Additional paid-in capital                                          566,557,501
Accumulated net investment loss                                        (895,291)
Accumulated net realized gain on investments                         15,009,715
Net unrealized appreciation on investments                          154,131,809
Quarterly and accrued distributions                                 (35,631,359)
--------------------------------------------------------------------------------
Net Assets applicable to Common Stockholders
  (net asset value per share - $14.32)                             $699,221,196
--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS               SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends                                                      $  2,629,376
    Interest                                                            851,553
--------------------------------------------------------------------------------
Total income                                                          3,480,929
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                          4,482,527
    Stockholder reports                                                 176,214
    Custody and transfer agent fees                                     104,025
    Administrative and office facilities expenses                        58,433
    Directors' fees                                                      55,391
    Professional fees                                                    46,220
    Other expenses                                                       70,077
--------------------------------------------------------------------------------
Total expenses                                                        4,992,887
Fees waived by investment advisor                                      (616,667)
--------------------------------------------------------------------------------
Net expenses                                                          4,376,220
--------------------------------------------------------------------------------
Net investment income (loss)                                           (895,291)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                     18,822,862
Net change in unrealized appreciation on investments                 84,176,771
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                     102,999,633
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS     102,104,342
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                              (5,990,000)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS         $ 96,114,342
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Six months ended      Year ended
                                              June 30, 2003        December 31,
                                               (unaudited)            2002
                                             ----------------      -----------

INVESTMENT OPERATIONS:
    Net investment loss                       $   (895,291)     $     (583,347)
    Net realized gain on investments            18,822,862          62,933,497
    Net change in unrealized appreciation
      on investments                            84,176,771        (156,381,089)
--------------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from investment operations  102,104,342         (94,030,939)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                             -               (581,030)
    Net realized gain on investments                  -            (11,398,970)
    Quarterly distributions*                    (5,990,000)               -
--------------------------------------------------------------------------------
       Total distributions to
         Preferred Stockholders                 (5,990,000)        (11,980,000)
--------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      APPLICABLE TO COMMON STOCKHOLDERS
      RESULTING FROM INVESTMENT OPERATIONS      96,114,342        (106,010,939)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                             -             (2,981,664)
    Net realized gain on investments                  -            (58,496,049)
    Quarterly distributions*                   (29,375,135)               -
--------------------------------------------------------------------------------
       Total distributions to
         Common Stockholders                   (29,375,135)        (61,477,713)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Proceeds from rights offering               54,505,909                -
    Reinvestment of distributions to
      Common Stockholders                       17,200,457          39,123,307
--------------------------------------------------------------------------------
       Total capital stock transactions         71,706,366          39,123,307
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  APPLICABLE TO COMMON STOCKHOLERS             138,445,573        (128,365,345)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
    Beginning of period                        560,775,623         689,140,968
--------------------------------------------------------------------------------
    End of period (including accumulated net investment loss
       of $895,291 in 2003)                   $699,221,196      $  560,775,623
--------------------------------------------------------------------------------
*To be allocated to net investment income and capital gains at year-end.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                     Six months ended            Years ended December 31,
                                      June 30, 2003     --------------------------------------------
                                       (unaudited)      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $13.22       $17.31    $16.56    $15.77    $15.72    $16.91
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income (loss)          (0.02)       (0.02)     0.05      0.18      0.26      0.17
    Net realized and unrealized
      gain (loss) on investments           1.97        (2.25)     2.58      2.58      1.65      0.67
----------------------------------------------------------------------------------------------------
       Total investment operations         1.95        (2.27)     2.63      2.76      1.91      0.84
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                   -          (0.01)    (0.01)    (0.03)    (0.04)    (0.03)
    Net realized gain on investments        -          (0.28)    (0.30)    (0.30)    (0.32)    (0.26)
    Quarterly distributions*              (0.13)         -         -         -         -         -
----------------------------------------------------------------------------------------------------
       Total distributions to
         Preferred Stockholders           (0.13)       (0.29)    (0.31)    (0.33)    (0.36)    (0.29)
----------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
    APPLICABLE TO COMMON STOCKHOLDERS
    RESULTING FROM INVESTMENT OPERATIONS   1.82        (2.56)     2.32      2.43      1.55      0.55
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                   -          (0.07)    (0.05)    (0.13)    (0.15)    (0.16)
    Net realized gain on investments        -          (1.44)    (1.44)    (1.35)    (1.22)    (1.38)
    Quarterly distributions*              (0.65)         -         -         -         -         -
----------------------------------------------------------------------------------------------------
       Total distributions to
         Common Stockholders              (0.65)       (1.51)    (1.49)    (1.48)    (1.37)    (1.54)
----------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Effect of reinvestment of
      distributions by
      Common Stockholders                 (0.00)       (0.02)    (0.08)    (0.16)    (0.13)    (0.09)
    Effect of rights offering or
      Preferred Stock offering            (0.07)         -         -         -         -       (0.11)
----------------------------------------------------------------------------------------------------
       Total capital stock transactions   (0.07)       (0.02)    (0.08)    (0.16)    (0.13)    (0.20)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $14.32       $13.22    $17.31    $16.56    $15.77    $15.72
----------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD              $14.94       $13.25    $15.72   $14.438   $13.063    $13.75
----------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Market Value                              18.4%***      (6.9)%    20.0%     22.7%      5.7%      1.5%
Net Asset Value                           13.8%***     (15.6)%    15.2%     16.6%     11.7%      3.3%
RATIOS BASED ON AVERAGE NET ASSETS
    APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)                      1.47%**       1.72%     1.61%     1.43%     1.39%     1.31%
    Management fee expense                1.30%**       1.56%     1.45%     1.25%     1.18%     1.10%
    Other operating expenses              0.17%**       0.16%     0.16%     0.18%     0.21%     0.21%
Net investment income (loss)             (0.30)%**     (0.09)%    0.35%     1.18%     1.47%     1.11%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common
    Stockholders, End of Period
    (in thousands)                    $699,221      $560,776  $689,141  $623,262  $552,928  $516,963
Liquidation Value of Preferred Stock,
    End of Period (in thousands)      $160,000      $160,000  $160,000  $160,000  $160,000  $160,000
Portfolio Turnover Rate                     12%           35%       30%       36%       41%       43%
PREFERRED STOCK:
Total shares outstanding             6,400,000     6,400,000 6,400,000 6,400,000 6,400,000 6,400,000
Asset coverage per share               $134.25       $112.62   $132.68   $122.38   $111.40   $105.78
Liquidation preference per share        $25.00        $25.00    $25.00    $25.00    $25.00    $25.00
Average market value per share:
    7.80% Cumulative (d)                $26.09        $26.37    $25.70    $23.44    $24.98    $25.91
    7.30% Tax-Advantaged
      Cumulative (d)                    $25.60        $25.82    $25.37    $22.35    $24.24    $25.43
----------------------------------------------------------------------------------------------------

(a) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.
(b) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.38%, 1.30%, 1.12%, 1.06% and 1.06% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.67%, 1.82%, 1.65%, 1.51%, 1.48% and 1.34% for the periods ended June 30, 2003 and
    December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(d) The average of month-end market values during the period.

  * To be allocated to net investment income and capital gains at year-end. ** Annualized.
*** Not annualized.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

TAXES:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

DISTRIBUTIONS:
    The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

REPURCHASE AGREEMENTS:
    The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

SECURITIES LENDING:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2003, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL STOCK:
    The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.
    Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.
    The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
    The Fund issued 1,313,310 and 2,615,641 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.
    During the quarter ended March 31, 2003, the Fund completed a rights offering of 5,090,083 shares to its stockholders at the rate of one share for each 10 rights held by the stockholders of record on January 28, 2003. These shares were priced at $10.77, which was $0.50 below the last reported sale price on the New York Stock Exchange on March 11, 2003. 34.5% of the offering was subscribed for through primary subscription. The remaining shares were purchased by those stockholders who subscribed with their primary rights and who also elected to purchase additional shares using over-subscription rights.

INVESTMENT ADVISORY AGREEMENT:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").
    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund's month-end net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

    Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
    For the six months ended June 30, 2003, the Fund accrued and paid Royce advisory fees totaling $3,865,860, which is net of $616,667 voluntarily waived by Royce.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
    For the six months ended June 30, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $87,757,204 and $87,320,273, respectively.

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:
    An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2003:

------------------------------------------------------------------------------------------------------
                            Purchases         Sales
                          ------------     -----------

  Affiliated Company      Shares    Cost     Shares    Cost    Realized Gain (Loss)    Dividend Income
  ------------------      ------    ----     ------    ----    --------------------    ---------------

Falcon Products          405,600 $1,635,894    --       --              --                     --

McLeodUSA                   --       --        --       --              --                     --

Peerless Mfg.               --       --        --       --              --                     --

Synalloy Corporation     345,000  1,797,450    --       --              --                     --
------------------------------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


PREFERRED STOCK PRESENTATION:
    To reflect recent accounting guidance from the Securities and Exchange Commission, the Statement of Assets and Liabilities has been modified to present the liquidation value of Preferred Stock below Liabilities and above Net Assets Applicable to Common Stockholders. As revised, Preferred Stock is no longer included as a net asset of the Fund. Likewise, the Statement of Operations, the Statement of Changes in Net Assets, and the Financial Highlights have been revised to show distributions to Preferred Stockholders as a component of the net decrease in net assets applicable to Common Stockholders resulting from investment operations. These modifications do not change the amount of net assets applicable to Common Stockholders, the net asset value per share of Common Stock, or the total return per share of Common Stock.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.        a.        The following audited financial statements of Royce Value
                    Trust, Inc. (the "Fund") are included in Part B hereof:

                    Schedule of Investments, December 31, 2002; Statement of Assets and Liabilities, December 31, 2002; Statement of Operations for the fiscal year ended December 31, 2002; Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001; Notes to Financial Statements at December 31, 2002; Financial Highlights for the five fiscal years ended December 31, 2002; and Report of Independent Accountants.

          b. The following unaudited financial statements of the Fund are included in Part B hereof:

                    Schedule of Investments, June 30, 2003; Statement of Assets and Liabilities, June 30, 2003; Statement of Operations for the six months ended June 30, 2003; Statement of Changes in Net Assets for the six months ended June 30, 2003 and for the year ended December 31, 2002; Notes to Financial Statements at June 30, 2003; Financial Highlights for the six months ended June 30, 2003 and for the five fiscal years ended December 31, 2002.

2.        Exhibits

          (a) (1)   Articles of Incorporation dated July 1, 1986. (1)
          (2)       Articles of Amendment dated May 6, 1988. (1)
          (3)       Articles of Amendment dated April 28, 1989. (1)
          (4)       Articles of Amendment dated March 2, 1998. (1)
          (5)       Articles of Amendment dated March 19, 1998. (1)
          (6)       Certificate of Correction dated May 11, 1998. (1)
          (7)       Form of Articles Supplementary creating the 7.80% Cumulative
                    Preferred Stock ("7.80% Preferred"). (2)
          (8)       Form of Articles Supplementary creating the 7.30%
                    Tax-Advantaged Cumulative Preferred Stock ("7.30%
                    Preferred"). (3)
          (9)       Form of Articles Supplementary dated February 5, 2003. (1)
          (10)      Form of Articles Supplementary creating the    % Cumulative
                    Preferred Stock (the "Cumulative Preferred Stock").*
          (b)       Amended and Restated By-laws. (1)
          (c)       Not applicable.
          (d) (1)   Form of specimen share certificate for Common Stock. (1)
          (2)       Form of share certificate for 7.80% Preferred. (4)
          (3)       Form of share certificate for 7.30% Preferred. (3)
          (4)       Not applicable.
          (e)       Amended and Restated Distribution Reinvestment and Cash
                    Purchase Plan. (5)
          (f)       Not applicable.
          (g)       Investment Advisory Agreement dated October 1, 2001 between the Fund and Royce & Associates, Inc. ("R & A"). (6)
          (h)       Form of Underwriting Agreement.*

          (i)       Not applicable.
          (j) (1)   Custodian Contract with State Street Bank and Trust
                    Company ("State Street") dated October 20, 1986. (1)
          (2)       Amendment to Custodian Contract dated December 11, 1987. (1)
          (3)       Amendment to Custodian Contract dated May 13, 1988. (1)
          (4)       Amendment to Custodian Contract dated April 2, 1992. (1)
          (5)       Amendment to Custodian Contract dated November 3, 1997. (1)
          (6)       Amendment to Custodian Contract dated September 14, 2000.(1)
          (7)       Form of Amendment to Custodian Contract dated April 16,
                    2003. (1)
          (k) (1)   Registrar, Transfer Agency and Service Agreement with
                    State Street (Common Stock) dated October 20, 1986. (1)
          (2) Registrar, Transfer Agency and Service Agreement with State Street (7.80% Preferred Stock) dated August 21, 1996. (1)
          (3) First Amendment to Registrar, Transfer Agency and Paying Agency Agreement (7.80% Preferred and 7.30% Preferred) dated May 18, 1998. (7)
          (4) Form of Second Amendment to Registrar, Transfer Agency and Paying Agency Agreement (Cumulative Preferred Stock)*
          (5)       Form of Subscription Certificate. (1)
          (6)       Form of Subscription Agent Agreement. (1)
          (7)       Form of Information Agent Agreement. (1)
          (l)       Opinion and Consent of Venable LLP.*
          (m)       Not applicable.
          (n)       Consent of Tait, Weller & Baker, independent auditors for
                    the Fund.*
          (o)       Not applicable.
          (p)       Not applicable.
          (q)       Not applicable.
          (r)       Code of Ethics. (1)
-------
(1) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on January 3, 2003 (File No. 333-102349).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, filed with the SEC on August 9, 1996 (File No. 333-8039).
(3) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on April 29, 1998 (File No. 333-51295).
(4) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on July 12, 1996 (File No. 333-8039).
(5) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on August 11, 1995 (File No. 811-4875).
(6) Incorporated by reference to the Fund's Form NSAR-B, filed with the SEC on February 28, 2002.
(7) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, filed with the SEC on May 14, 1998
    (File No. 333-51295).
*   Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

         Please see Exhibit (h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

                                                                   Estimated
Category                                                           Expenses
-----------------------------------------------------------------  -------------
Registration fees.............................................           17,798
New York Stock Exchange listing fees..........................           20,000
Printing expenses ............................................           33,500
Rating agency fees............................................           10,000
Accounting fees and expenses..................................            7,500
Legal fees and expenses.......................................          163,000
Miscellaneous.................................................           30,002
                                                                   -------------
Total.........................................................          281,800
                                                                   =============


ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of September 2, 2003:


Title of Class                                          Number of Record Holders
--------------------------------------------------------------------------------
Common Stock, $.001 par value............................................. 1,968
7.80% Cumulative Preferred Stock, $.001 par value.........................    20
7.30% Tax-Advantaged Cumulative Preferred Stock, $.001 par value..........    26



ITEM 29. INDEMNIFICATION

         Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VI and VII of the Fund's Articles of Incorporation, as amended,
Article V of the Fund's Amended and Restated By-laws, and the Investment Advisory Agreement, each of which provide for indemnification.

         The Investment Advisory Agreement between the Fund and R & A obligates the Fund to indemnify R & A and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by R & A in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by R & A in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. R & A is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

         Under the Underwriting Agreement relating to the Cumulative Preferred Stock offered hereby, the Registrant agrees to indemnify the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Fund, its officers and directors, R & A and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $15,000,000, with a deductible amount of $250,000.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         Records are located at:

         1.       Royce Value Trust, Inc.
                  10th Floor
                  1414 Avenue of the Americas
                  New York, New York 10019

(Corporate records and records relating to the function of Royce as investment adviser)

         2.       State Street Bank and Trust Company
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171
                  Attention: Royce Value Trust, Inc.

(Records relating to its functions as Custodian for the Fund)

         3.       Equiserve Trust Company, N.A.
                  PO Box 43011
                  Providence, RI 02940-3011
                  Attention: Royce Value Trust, Inc.

(Records relating to its functions as Registrar and Transfer Agent and Dividend Paying Agent for the Fund)

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Fund undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective. The Fund undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2nd day of October, 2003.


                                                   ROYCE VALUE TRUST, INC.
                                                   (Registrant)

                                                   By: /s/ Charles M. Royce
                                                      ---------------------
                                                   Charles M. Royce, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                      DATE
                                            President (Principal Executive Officer)
/s/ Charles M. Royce*                       and Director
--------------------------------
Charles M. Royce

                                            Vice President and Treasurer (Principal
/s/ John D. Diederich*                      Financial and Accounting Officer)
--------------------------------
John D. Diederich


Donald R. Dwight*                           Director
--------------------------------
Donald R. Dwight


Mark R. Fetting*                            Director
--------------------------------
Mark R. Fetting


Richard M. Galkin*                          Director
--------------------------------
Richard M. Galkin


Stephen L. Isaacs*                          Director
--------------------------------
Stephen L. Isaacs


William L. Koke*                            Director
--------------------------------
William L. Koke


David L. Meister*                           Director
--------------------------------
David L. Meister


G. Peter O'Brien*                           Director
--------------------------------
G. Peter O'Brien



*By: /s/ Charles M. Royce                                                              October 2, 2003

--------------------------------
Charles M. Royce
Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit Number        Document
--------------        --------
(a)(10)               Form of Articles Supplementary creating the     %
                      Cumulative Preferred Stock (the "Cumulative Preferred
                      Stock").
(h)                   Form of Underwriting Agreement.
                      Form of Second Amendment to Registrar, Transfer Agency and
                      Paying Agency Agreement
(k)(4)                (Cumulative  Preferred Stock)
(l)                   Opinion and Consent of Venable LLP.
(n)                   Consent of Tait, Weller & Baker, independent auditors for
                      the Fund.